As filed with the Securities and Exchange Commission on February 13, 2015

Securities Act File No. 333-
Investment Company Act File No. 811-23030

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO.

CROW POINT GLOBAL DIVIDEND PLUS FUND

(Exact name of Registrant as specified in its charter)

25 Recreation Park Drive, Suite 110

Hingham, MA 02043

781-875-3185

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

JAMES B. CRAVER, ESQ.

42 Miller Hill Road

Dover, MA 02030

508-785-0171

(Name, address including zip code, and telephone number, including area code, of agent for service)

With Copies to:

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are being offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED(2)	PROPOSED MAXIMUM OFFERING PRICE PER UNIT(1)	PROPOSED MAXIMUM OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE
Common Shares of Beneficial Interest	50,000	$20.00	$1,000,000	$116.20
($.01 par value)

(1)  Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.

(2)  Includes shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

 PROSPECTUS

The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS

DATED [  ], 2015

*********** Shares

Crow Point Global Dividend Plus Fund

Common Shares of Beneficial Interest

$20.00 per Share

The Fund. Crow Point Global Dividend Plus Fund (the “Fund”) was formed as a Delaware statutory trust on ________, 2015 and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. Crow Point Partners, LLC serves as the Fund’s investment adviser (the “Investment Adviser” or “Adviser”).

Investment Objectives. The Fund’s investment objectives is to provide a high level of income. As a secondary objective, the Fund seeks capital preservation. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objectives will be achieved.

Investment Policies and Strategy. The Fund seeks to achieve its investment objective by investing, under normal circumstances, a substantial portion of its assets in long and short positions of equity and equity-related securities of U.S. and non-U.S. companies including common and preferred stock utilizing primarily a quantitative investing style. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents. Generally, the Fund will allocate its assets by taking: (a) long positions in equity securities of companies the Investment Adviser believes have improving fundamentals; (b) short positions in equity securities of companies the Investment Adviser believes have deteriorating fundamentals; and (c) long or short positions in equity securities of companies whose valuations are either significantly higher or lower than a peer group when the underlying fundamentals are otherwise neutral.

(continued on inside front cover)

The Fund’s common shares of beneficial interest (“common shares”) have been approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the ticker symbol “___.”

No Prior Trading History. Because the Fund is newly organized, its stock has no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices which may increase investors’ risk of loss. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

Investing in the Fund’s common shares involves risks. See “Risk Factors and Special Considerations” beginning on page __ of this prospectus. As with any security, complete loss of investment is possible.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the SEC nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$ 0.90	$
Estimated offering costs(2)(3)	$ 0.04	$
Proceeds, after expenses, to the Fund(3)	$ 19.06	$

(notes on inside front cover)

The underwriters expect to deliver the common shares to purchasers on or about _________________.

[UNDERWRITERS]

The date of this prospectus is _________________

(notes from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to __________ additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $____________, $_________, $________ and $_________, respectively. See “Underwriting.”

(2)	The Investment Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to each of [Underwriters’ names to come], and a sales incentive fee to each of [Underwriters’ names to come] The Investment Adviser (and not the Fund) has entered into a marketing agent agreement with TS Capital LLC (“TS” or the “Selling Agent”) as selling agent. Personnel of TS who are registered representatives will participate in the marketing of the Fund’s common shares during its initial public offering. Pursuant to the marketing agent agreement, the Investment Adviser has agreed to pay from its own assets a fee to TS for the sales, marketing and client services provided by the Selling Agent during the Fund’s initial public offering. See “Underwriting.”

(3)	The Investment Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses of the Fund (other than the sales load) that exceed $0.04 per common share. The Fund will pay offering expenses of the Fund (other than the sales load) up to $0.04 per common share. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. After payment of such expenses, proceeds to the Fund will be $19.06 per common share. The aggregate organizational and offering expenses (other than the sales load) are estimated to be $____________ (or $0.18 per common share). The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $__________ (or $0.04 per common share); therefore, organizational and offering expenses payable by the Investment Adviser are estimated to be $_____________ ($0.14 per common share). If the underwriters exercise the over-allotment option in full, the aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $_____________ (or $0.04 per common share).

(continued from previous page)

The Fund will place a high priority on income and capital preservation. The Fund may use a variety of investment techniques designed to capitalize on declines in the market price of equity securities or declines in market indices but primarily intends to establish short positions in specific stocks or stock indices based on the Investment Adviser’s investment outlook. Also, in order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objectives during the employment of a temporary defensive position.

In normal market conditions, the Fund may also invest up to 15% of its Gross Invested Assets (as defined below) in fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets. Investments in corporate debt, if any, may include both investment grade and non-investment grade issues. The Fund will not invest more than 7.5% of its Gross Invested Assets in securities rated, at the time of acquisition, below investment grade. Investments in non-investment grade securities, commonly referred to as ‘‘junk bonds,’’ involve certain risks. Investments in sovereign debt may also include bonds issued by countries considered to be emerging markets. The Fund will not invest more than 25% of its Gross Invested Assets, at the time of acquisition, in debt or equity securities of governments and companies in the emerging markets.

Short Sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Successfully shorting stocks involves borrowing stocks we believe will decline in value and repaying the lender with less valuable shares if they do lose value. The Fund’s Adviser has extensive experience shorting stocks, specifically at the local country level. The Adviser believes short positions can be constructed to offset risk exposures of long positions, particularly exposure to market direction, so the Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. In addition, the Adviser also believes that there are abundant inefficiencies in global markets accessible through shorting and intends to use short sales for non-hedging purposes to pursue its investment objectives.

The Fund will have substantial short positions. But, subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 120% of the market value of all long assets.

Short selling involves numerous risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. As mentioned above, the Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for prolonged periods. The SEC recently proposed certain restrictions on short sales. If the SEC’s proposals are adopted, they could restrict the Fund’s ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies. While short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities, it also enables the Fund to obtain a low cost means of financing long investments that the Adviser believes are attractive. Short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment.

Leverage. The Fund will not use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, intends to use proceeds received from short sales to buy additional assets, thereby creating internal leverage in the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. With respect to its short positions in securities, the Fund may maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions.

Gross Invested Assets. As used in this prospectus and for purposes of the Fund’s investment policies, the term ‘‘Gross Invested Assets’’ means the gross U.S. dollar value of long investments plus the gross U.S. dollar value of short investments. Under normal market conditions, the Fund will invest at least 80% of its Gross Invested Assets in long and short positions of equity and equity-related securities of U.S. and non-U.S. companies including common and preferred stock.

Quantitative Security Selection Risk. To the extent the Fund uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weights placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Segregation Risk. As a result of its short sales, the Fund may be required to segregate assets or enter into offsetting positions in connection with certain investments. Such segregation may not limit the Fund's exposure to loss, and the Fund may not be able to sell the segregated assets when desired.

***

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and retain it for future reference. The Statement of Additional Information (the “SAI”), dated _________________, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. Additional information about the Fund has been filed with the SEC and may be found on the SEC’s website (www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102. You may request a free copy of the SAI, the table of contents of which is located at the end of this prospectus, the Fund’s annual and semi-annual reports to shareholders, once available, and other information about the Fund, and make shareholder inquiries by calling 1(___) ___-____ or from the Fund’s website (http://www.cppfunds.com/___). Please note that the information contained in the Fund’s website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. The Fund does not post a copy of the SAI on its website because the Fund’s common shares are not continuously offered which means the SAI will not be updated after the completion of this offering and the information in the SAI will become outdated.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s common shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus. The Fund’s business, financial conditions and prospects may have changed since that date.

FORWARD-LOOKING STATEMENTS

This prospectus and the related Statement of Additional Information contain forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward- looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this prospectus relating to Crow Point Global Dividend Plus Fund and its common shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its common shares. The information is qualified in all respects by the more detailed information included elsewhere in this prospectus. You may also wish to request and read a copy of the Fund’s Statement of Additional Information, dated _______ (the “SAI”), which contains additional information about the Fund.

The Fund	Crow Point Global Dividend Plus Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act” or the “1940 Act”) as a closed-end, non-diversified management investment company. Crow Point Partners, LLC, Inc. serves as the Fund’s investment adviser (the “Investment Adviser” or “Adviser”).
The Offering	The Fund is offering _________ common shares of beneficial interest (“common shares”), par value of $.001, at $20.00 per share through a group of underwriters (the “Underwriters”) led by _________________. You must purchase at least 100 common shares ($2,000) in this offering. The Fund has given the Underwriters an option to purchase up to ___________ additional common shares within 45 days of the date of this prospectus solely to cover over-allotments, if any. The Investment Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load) that exceed $0.04 per common share.
Use of Proceeds

The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objectives and policies. The investment of proceeds is expected to be substantially completed within three months.

Listing of Common Shares	The Fund’s common shares have been approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the ticker symbol “___” and will be required to meet the NYSE’s initial and continued listings requirements. Please refer to “Underwriting” below for more information about the NYSE’s initial and continued listings requirements.
Investment Objectives	The Fund’s investment objective is to provide a high level of income. As a secondary objective, the Fund seeks capital preservation. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objectives will be achieved.
1

Investment Process/Philosophy	The Investment Adviser will use its proprietary quantitative research tools to identify companies that meet its investment criteria. The Adviser’s methodology utilizes fundamental publicly-available data, which generally includes market price, earnings estimates and information from balance sheets, income statements and cash flow statements and is gathered daily for a universe of companies across the globe in the industries and geographic regions included in the Index. These factors are then weighted and aggregated together daily to create an overall attractiveness score for each individual stock. The Fund takes long positions in companies that the Adviser believes are the most relatively attractive versus their industry peers and short positions in companies that the Adviser believes are the most relatively unattractive versus their peers. The Fund also uses a proprietary framework for forecasting the risk-adjusted attractiveness of stocks relative to one another. The Adviser will evaluate the Fund's exposures within each region, country, sector, and market capitalization, and will seek to maintain balanced exposures in the Fund.
There are three broad categories of factors in the Investment Adviser’s stock selection model: Valuation, Sentiment and Quality. Each factor consists of multiple sub-factors. The Fund’s investment style will be governed by the attractiveness score of a security. The lower the price of a security compared to its assessed intrinsic value, the more attractive is its fundamental value. The Fund will not use fixed holding periods but will hold a position for as long as it continues to meet the Investment Adviser’s investment criteria, without regard to how long that position has been in the portfolio. The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund's liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Adviser, the Adviser's loss of confidence in a company's management, the Adviser's belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development.
Investment Policies	The Fund seeks to achieve its investment objectives by investing, under normal circumstances, a substantial portion of its assets in long and short positions in common and preferred stocks of companies similar to the companies in the MSCI All Country World Index (the "Index"). As of December 31, 2014, the market capitalization range of companies in the Index was $660 million to $643 billion. The Investment Adviser intends to invest across various market capitalization sizes and investment styles (small-, large-, and mid-cap companies and value and growth).
In normal market conditions, the Fund may also invest up to 20% of its Gross Invested Assets in fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets. Investments in corporate debt, if any, may include both investment
2

grade and non-investment grade issues. The Fund will not invest more than 7.5% of its Gross Invested Assets in securities rated, at the time of acquisition, below investment grade. Investments in non-investment grade securities, commonly referred to as ‘‘junk bonds,’’ involve certain risks. Investments in sovereign debt may also include bonds issued by countries considered to be emerging markets. The Fund will not invest more than 25% of its Gross Invested Assets, at the time of acquisition, in debt or equity securities of governments and companies in the emerging markets. For purposes of the Fund’s investment policies, “Gross Invested Assets” means the gross U.S. dollar value of long investments plus the gross U.S. dollar value of short investments.
The Fund will seek to derive the majority of its monthly distributions to shareholders from income and distributions generated by securities positions held in the portfolio.
The Fund’s investment policies, including its policy of normally investing long and short a substantial portion of its assets in equity and equity-related securities in the MSCI All Country World IMI Index and its policies with respect to the use of leverage are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules.
The Fund is not intended for those who wish to exploit short- term swings in the stock market. There can be no assurance that the strategy employed by the Fund will be successful or result in the investment objectives of the Fund being achieved. Please refer to the “Investment Process/Philosophy” section of this prospectus for more information about the Fund’s investment strategy. For more information on the Fund’s investments, see “Risk Factors and Special Considerations.”
Short Sales	The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. (In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objectives.) A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.
The Fund will have substantial short positions. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 120% of the market value of all of its long securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
3

The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.
The Fund must borrow those securities it sells short to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for prolonged periods.
The SEC recently proposed certain restrictions on short sales. If the SEC’s proposals are adopted, they could restrict the Fund’s ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies.
4

Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. Short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. In normal market conditions, the Fund’s long equity positions, either directly or through the use of derivatives, may total up to, but not exceed, 70% of the Fund’s Gross Invested Assets. In normal market conditions, the Fund’s short positions, either directly or through the use of derivatives, may total up to, but not exceed, 40% of the Fund’s Gross Invested Assets. As used in this prospectus, the term ‘‘Gross Invested Assets’’ means the gross U.S. dollar value of long investments plus the gross U.S. dollar value of short investments. Under normal market conditions, the Fund will invest at least 85% of its Gross Invested Assets in long and short positions of equity and equity-related securities of U.S. and non-U.S. companies including common and preferred stock.
Leverage	The Fund will not use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, intends to use proceeds received from short sales to buy additional assets, thereby leveraging the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent.. See “Risk Factors and Special Considerations—Leverage Risk.” There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.
Lending Portfolio Securities	To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.
5

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a placing broker, a part of the interest earned from the investment of collateral received for securities loaned.
Market Price of Common Shares	Shares of closed-end investment companies may trade during some periods at prices higher than their net asset value (“NAV”) and during other periods at prices lower than their net asset value. The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase. In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. See “Risk Factors and Special Considerations,” “Description of the Common Shares” and “Repurchase of Common Shares.”
Summary of Principal Risk Factors and Special Considerations	Investing in the Fund involves certain risks. The following is a general summary of such risks. The values of the instruments held by the Fund as part of its investment strategy will fluctuate based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies, and other political and economic events. As these instruments fluctuate in value, they may cause the net asset value of the Fund’s common shares to also vary.
No Operating or Trading History. The Fund is a newly organized, non-diversified, closed-end investment management company and it has no operating or public trading history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and
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the risk of commencing operations under inopportune market or economic conditions.
Market Risk. Investing in the Fund involves market risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.
Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.
Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from Foreign Securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. See “Risk Factors and Special Considerations—Foreign Securities Risk.”
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Emerging Markets Risk. The Fund may invest in securities of issuers whose primary operations or principal trading market is in an “emerging market.” “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in securities of companies in emerging markets entail all the risks of investing in Foreign Securities and may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including natural resources and gold exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; less developed financial reporting and disclosure requirements; and less reliable securities custodial services and settlement practices. See “Risk Factors and Special Considerations—Emerging Markets Risk.”
Foreign Currency Transactions Risk. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, governmental intervention, the imposition of currency controls, policies of supranational entities such as the International Monetary Fund, or other international or political developments. As a result, the Fund’s investments in, or denominated in, foreign currency may adversely affect the Fund’s performance. To the extent that the Fund engages in foreign currency transactions that are economically tied to emerging market countries, these currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in currencies of developed countries.
Management Risk. The Fund is actively managed, and its performance will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objectives. The Fund’s actively-managed strategy may also result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or
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securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.
Quantitative Security Selection Risk. To the extent the Fund uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
Shorting Risk. The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. The Fund will have substantial short positions. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Investment Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is also possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.
Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for prolonged periods.
The Fund must borrow those securities it sells short to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
The Fund’s obligation to replace the borrowed security will be
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secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
The SEC recently proposed certain restrictions on short sales. If the SEC’s proposals are adopted, they could restrict the Fund’s ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies. Short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment
Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Fund. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.
Dividend-Paying Stock Risk. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
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Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. See “Risk Factors and Special Considerations—Preferred Securities Risk.”
Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Small Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. See “Risk Factors and Special Considerations—Small Capitalization Risk.”
Leverage Risk. The Fund will not use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, intends to use proceeds received from short sales to buy additional assets, thereby leveraging the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent
Commodity Price Risk. Many of the issuers of securities in which the Fund invests may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries);
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market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.
Energy Sector Risk. The Fund’s investment in the energy sector is subject to energy sector risks. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.
Utilities Risk. The Fund’s investment in the securities of utility issuers may render the Fund susceptible to adverse economic, political or regulatory occurrences affecting such issuers. The utility industry generally includes companies involved in providing products, services or equipment for the generation or distribution of electricity, gas or water; telecommunications services; or infrastructure projects, such as airports. Various sectors of this industry and particular companies within the sector may not perform as well as the industry as a whole. See “Risk Factors and Special Considerations—Utilities Risk”.
Telecommunications Risk. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone
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companies and cable companies will continue to provide an expanding range of services to residential, corporate and governmental customers. Additionally, telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.
Industrial Products, Services and Equipment Company Risk. Industrial products, services and equipment companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Financial Services Companies. The Fund’s investments in financial services companies are subject to various risks. These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man- made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.
Real Estate Securities and Related Derivatives Risk. The Fund may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. See “Risk Factors and Special Considerations—Real Estate Securities and Related Derivatives Risk.”
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American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) Risks. The Fund also may purchase sponsored or unsponsored ADRs or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. The risks of investing in ADRs generally correspond to the risks of investing in the non-U.S. securities underlying the ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. The Fund may also purchase similar instruments, such as Global Depositary Receipts and European Depositary Receipts, which have similar attributes and risks.
Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements.
Listing and Liquidity. Although the Fund intends to list its common shares on the NYSE, there is currently no public market for the Fund’s common shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its common shares on the NYSE.
Market Discount Risk. Shares of closed-end funds, such as the Fund, frequently trade at discounts to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether its common shares will trade at, below or above net asset value or at, below or above the initial public offering price. See “Risk Factors and Special Considerations—Market Discount Risk.”
Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in common shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.
Distribution Risk. The Fund expects that much of the cash flow it
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receives will be derived from its investments in equity securities, including those of MLPs that pay dividends or other distributions. Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason. The amount and tax characterization of cash available for distribution by such issuers will vary, depending upon, among other things, the amount of cash generated by such entity’s operations. Cash flow available for distribution will vary from quarter to quarter.
New Issues Risk. New Issues are initial public offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable Initial Public Offerings (“IPOs”) and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Regulatory Risk. Issuers in which the Fund invests, including some MLPs or entities operating in the energy sector, are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. There is also an inherent risk that issuers in which the Fund invests, including MLPs, may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. Such issuers may not be able to recover these costs from insurance. See “Risk Factors and Special Considerations—Regulatory Risks Associated with MLPs.”
Special Risks of Derivative Transactions. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions
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involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.
Counterparty Credit Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty (as defined below) becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To mitigate its counterparty credit risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties.
Calls, Puts and Other Option Transactions Risk. The Fund may use options from time to time for hedging purposes. There are several risks associated with transactions in options on securities used in connection with the Fund’s strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium. Additionally, because the Fund intends to engage in an options writing strategy consisting principally of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio, there is a risk that the Fund’s portfolio, and thus its net asset value and the market value of the common shares, will be particularly volatile and that the Fund could incur significant losses. The Fund may have to sell portfolio securities at inopportune times in order to raise cash to meet its obligation to purchase a security put to it. The risks entailed in potentially having to sell portfolio securities to raise cash to meet obligations under written puts is exacerbated by the fact that the purchasers of put options are
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more likely to exercise their right under the option to require the Fund to purchase the security underlying the put option in periods of market decline, therefore forcing the Fund to sell portfolio securities to raise cash in a declining market. These risks could increase the volatility of the Fund’s portfolio and result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the common shares. As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option’s life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund’s portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.
Exchange-Listed Options Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). See “Risk Factors and Special Considerations—Exchange-Listed Options Risks.”
Index Option Risk. The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the
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exercise price and such difference is greater than the premium received by the Fund for writing the option. See “Risk Factors and Special Considerations—Index Options Risk.”
Tax Risks Related to Writing Options. Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.
Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark- to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements.
Hedging Risk. There can be no assurance that any hedging activities of the Fund, including through derivative transactions, will be successful. For example, counterparties or instruments may be unavailable, which could leave the Fund with unintended exposure to risk or require the Fund to acquire or dispose of portfolio assets at an inopportune time, which could result in loss to the Fund. The Fund may also be subject to correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and
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transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.
Dodd-Frank Act. Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.
The implementation of the Dodd-Frank Act could also adversely affect the Investment Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.
Below Investment Grade Risk. The Fund may invest in securities that are of below investment grade quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any nationally recognized statistical rating organization (often referred to as an NRSRO), the market price and liquidity of such security may be adversely affected. The market values for securities of below investment grade quality tend to be
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volatile, and these securities are less liquid than investment grade securities. The Fund may also invest in fixed-income and convertible securities rated in the lower rating categories of NRSROs, or non-rated securities deemed by the Investment Adviser to be of comparable quality. These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. See “Risk Factors and Special Considerations—Lower Grade Securities.”
Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.
Credit Risk. Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “Risk Factors and Special Considerations—Not Investment Grade Risk.”
Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or call risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (call protection). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of fixed-income securities it may hold. The Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all
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pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a fixed-income security with a 10-year duration would be expected under normal market conditions to decrease 10% for every 1% increase in interest rates. Conversely, the fixed-income security’s price would be expected to rise about 10% when interest rates fall by 1%. Generally speaking, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.
Fixed Income Securities Risk. The Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders. The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders.
The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to meet its financial obligations. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer. The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.
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U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), lowered its long-term sovereign credit rating on U.S. Government debt to AA+ from AAA. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.
Investment Companies and Exchange-Traded Notes Risk. The Fund may invest in the securities of other investment companies, including exchange-traded funds, and in exchange- traded notes, to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund’s common shares will be in effect subject to duplicative investment expenses. The securities of other investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s common shares) will be diminished.
See “Risk Factors and Special Considerations—Registered Investment Companies Risk”; “Risk Factors and Special Considerations—Exchange Traded Notes Risk.”
Difficult-to-Value or Illiquid Investments Risk. The Fund may invest in securities that are difficult to value or that are illiquid. It may be more difficult to sell illiquid securities at an attractive price, particularly if they are not publicly-traded. Where the Fund desires registration of the security, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.
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Temporary Defensive Investments. When a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments, and repurchase agreements in respect of those instruments, that the Investment Adviser determines in its judgment to be of appropriate creditworthiness. Money market instruments in which the Fund may invest include obligations of the U.S. government, its agencies or instrumentalities; commercial paper that the Investment Adviser determines to be investment grade, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.
Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the outbreak of infectious diseases such as Ebola and other similar events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of these events cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.
Economic Events. While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. The policy of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.
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Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self- regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. See “Risk Factors and Special Considerations—Government Intervention in Financial Markets Risk.”
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.
Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objectives. The investment policies of the Fund are expected to result in portfolio turnover. Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Lending Portfolio Securities Risk. To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.
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Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Non-Diversified Status Risk. The Fund is classified as a “non- diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.
Anti-Takeover Provisions. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares. See “Risk Factors and Special Considerations—Anti-Takeover Provisions.”
See “Risk Factors and Special Considerations” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in the common shares of the Fund.
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Board of Trustees	The Fund’s board of trustees (each, a “Trustee” and, collectively, the “Board of Trustees” or the “Board”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Initially, the Board of Trustees will be elected by the sole initial shareholder. Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by shareholders. A majority of the Trustees are not “interested persons” (as defined by the Investment Company Act) of the Fund, or the Investment Adviser.
Investment Adviser and Management Fee	Crow Point Partners, LLC, Inc., a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Investment Adviser”) and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. The Investment Adviser provides investment Advisory services to the Fund under the supervision of the Board of Trustees and pursuant to an investment Advisory agreement (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees. The Board of Trustees or the Fund’s shareholders may terminate the Advisory Agreement on 60 days’ prior notice to the Investment Adviser.
In consideration of the Advisory services provided by the Investment Adviser to the Fund, the Fund shall pay to the Investment Adviser at the end of each calendar month a management fee at the annual rate of 1.00% of the Fund’s average weekly Gross Invested Assets (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s assets.
The Investment Adviser currently provides investment advice to separately managed accounts at various wire houses, and institutions directly. The Investment Adviser also serves as the sub-adviser of several registered investment funds and pooled trusts. The Investment Adviser has a total of approximately $1.2 billion in assets under management as of January 30, 2015. The Investment Adviser has provided investment advice with respect to income producing equity portfolios since 1994, mainly specializing in higher-yielding stocks.
Distributions and Dividends	The Fund intends to make regular monthly distributions of all or a portion of investment company taxable income (which includes ordinary income and short term capital gains) to common shareholders. The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses). The Fund expects to declare the initial monthly dividend on the Fund’s common shares within approximately 45 to 60 days after the completion of this offering and pay its initial distribution within approximately 60 to 90 days after the completion of this
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offering. If an investor buys common shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. Such dividends, although in effect a return of capital, will be treated as ordinary income or capital gain dividends to the extent described above. A return of capital is in effect a return of a portion of an investor’s original investment in the Fund. Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced. Various factors will affect the level of the Fund’s investment company taxable income. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Trustees at any time, there can be no assurance that the Fund will pay distributions or dividends at a particular rate. See “Distributions and Dividends.”
While the receipt of dividends shortly after a purchase of common shares by an investor may seem like a windfall to an investor, such dividends generally will have the effect of reducing the per common share net asset value of the investor’s common shares by the per common share amount of the dividends, subject to other market fluctuations. Such dividends are generally subject to U.S. federal income tax at ordinary income or capital gain rates. Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.
Unless you elect to receive distributions in cash (i.e. opt out), all of your distributions will be automatically reinvested in additional common shares under the Fund’s Dividend Reinvestment Plan. See “Distributions and Dividends” and “Dividend Reinvestment Plan.”
Tax Aspects	The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to common shareholders. The Fund intends to distribute substantially all of
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such income and gains annually. To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy certain source-of-income, asset diversification and distribution requirements. If in any year the Fund fails to qualify as a RIC, it would be taxed as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to requalify as a RIC that is accorded special tax treatment. See “Taxation”; see also “Tax Aspects” in the SAI.
Repurchase of Common Shares	The Fund’s Board of Trustees may authorize the Fund’s officers to consider the repurchase of its common shares in the open market when the common shares are trading at a discount from net asset value. If authorized, the Board of Trustees may discontinue this policy at any time. Although the Board of Trustees intends to authorize such repurchases, the Fund is not required to repurchase its common shares. Any such repurchases are subject to certain notice and other requirements under the Investment Company Act. See “Repurchase of Common Shares.”
Anti-Takeover Provisions	The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. One such provision divides the Fund’s Board of Trustees into three classes serving staggered terms. Such provisions may discourage third parties from acquiring control of the Fund, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their common shares at some time in the future. See “Anti-Takeover Provisions.”
Conflicts of Interest	The investment activities of the Investment Adviser for its own account and other accounts it manages may give rise to conflicts of interest that may disadvantage the Fund. For example, the Investment Adviser may engage in the ordinary course of business in activities in which its interests or the interests of its other clients may conflict with those of the Fund and the Fund’s shareholders. See “Conflicts of Interest” in the SAI.
Custodian; Transfer Agent	U.S. Bank National Association will serve as custodian of the Fund’s assets. American Stock Transfer & Trust Company, LLC will serve as the Fund’s transfer agent and dividend disbursing agent.
Investor Support Services	The Fund has agreed to retain TS Capital Partners LLC to provide investor support services in connection with the on- going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial Advisers that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s Common Shares, and with the closed-end fund analyst community regarding the Fund on a regular basis. TS may separately contract with and coordinate the activities of a third party to provide certain of the
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above-described services. In exchange for these services, the Fund will pay TS a monthly fee equal to the annualized rate of 0.10% in year one of the month-end total Gross Invested Assets of the Fund, commencing at the end of the first calendar month following the Fund’s effectiveness with the SEC and its successful listing on the NYSE.

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SUMMARY OF FUND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that shareholders can expect to bear directly or indirectly. The expenses shown in the table assume that the Fund issues __________ common shares (representing an aggregate public offering price of $______________). The Fund’s actual expenses may vary from the estimated expenses shown in the table.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by Common Shareholders (as a percentage
of offering price)(1)(2)	0.20%
Dividend reinvestment plan fees	None(3)

Estimated Annual Expenses (Percentage of Net Assets Attributable to Common Shares—assumes use of leverage(4))

Management fees	1.25%
Short Interest expense(5)	0.25%
Other expenses(6)	0.46%
Total annual expenses	1.96%
(1)	The Investment Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses of the Fund (other than the sales load) that exceed $0.04 per common share. The Fund will pay offering expenses of the Fund (other than the sales load) up to $0.04 per common share. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. After payment of such expenses, proceeds to the Fund will be $19.06 per common share. The aggregate organizational and offering expenses (other than the sales load) are estimated to be $___________ (or $0.18 per common share). The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $_________ (or $0.04 per common share); therefore, organizational and offering expenses payable by the Investment Adviser are estimated to be $__________ ($0.14 per common share). If the underwriters exercise the over-allotment option in full, the aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $_________ (or $0.04 per common share).

(2)	The Investment Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to each of_________, and a sales incentive fee to each of ____________. The Investment Adviser (and not the Fund) has entered into a marketing agent agreement with TS Capital Partners LLC (“TS” or the “Selling Agent”) as selling agent. Personnel of TS will participate in the marketing of the Fund’s common shares during its initial public offering. Pursuant to the marketing agent agreement, the Investment Adviser has agreed to pay from its own assets a fee to TS for the sales, marketing and client services provided by the Selling Agent during the Fund’s initial public offering. Because the fees described in this footnote are paid by the Investment Adviser, they are not reflected under sales load in the table above. See “Underwriting.”

(3)	You will pay a $15 transaction fee and brokerage charges if you direct American Stock Transfer & Trust Company, as agent for the common shareholders (the “Plan Agent”), to sell your common shares held in a dividend reinvestment account.

(4)	Assumes leverage of 35% of the Fund’s net assets attributable to common shares. “Gross Invested Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations including, without limitation, investment leverage obtained through the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies. The Fund’s net assets attributable to common shares are the Fund’s Gross Invested Assets minus the value of the Fund’s assets attributable to investment leverage. Thus, when the Fund uses leverage, its net assets attributable to common shares are less than its Gross Invested Assets and its expenses stated as a percentage of its net assets attributable to common shares are greater than they would be if stated as a percentage of its Gross Invested Assets. This table reflects that fact that you, as a common shareholder, will bear the expenses of the Fund’s use of leverage in the form of higher fees as a percentage of the Fund’s net assets attributable to common shares, than if the Fund did not use leverage.
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In order to help you better understand the costs associated with the Fund’s leveraging strategy, and to better understand the range of costs you will bear as a common shareholder as the Fund implements its leveraging strategy, the table presented below estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to common shares, assuming the Fund is the same size as in the table above and does not use any leverage. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Estimated Annual Expenses	Percentage of Net Assets Attributable to Common Shares (assuming no leverage is used)
Management fees	1.00%
Other expenses	0.41%
Total annual expenses	1.41%

(5)	Assumes the reinvestment of proceeds from stock borrowings representing 35% of Gross Invested Assets at an annual interest expense to the Fund of 0.40%, which is based on current market conditions. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s borrowings and variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes.

(6)	Based on estimated amounts for the Fund’s first year of operations. The Fund has agreed to enter into an investor services contract with TS to provide certain services to the Fund and its shareholders. In exchange for these services, the Fund will pay TS a monthly fee equal to the annualized rate of 0.10% in year one of the month-end total Gross Invested Assets of the Fund commencing at the end of the first calendar month following the Fund’s effectiveness with the U.S. SEC and its successful listing on the NYSE (see fee table above).

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses common shareholders of the Fund will directly or indirectly bear. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses” in this prospectus.

Example:

Based on the level of fees and expenses shown above (including the sales load of $45 and estimated expenses of this offering of $2), you would pay the following expenses on a $1,000 investment, assuming (1) total annual expenses shown in the table above and (2) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$66	$106	$148	$265

The preceding example is based on the fees and expenses set out above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Fund also may be greater or less than the hypothetical 5% return used in the example above.

THE FUND

Crow Point Global Dividend Plus Fund (the “Fund”) is a statutory trust that was formed under the laws of the State of Delaware on ____________. The Fund is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non- diversified management investment company. The Fund has a staggered Board, whereby one class of Trustees is elected each year. The Fund’s standard mailing address is _____________________.

The address of the Fund’s principal office, including its office for service for process, and for purposes of overnight mail, is 25 Recreation Park Drive, Suite 110, Hingham, MA 02043.

Crow Point Partners, LLC, serves as the Fund’s investment adviser (the “Investment Adviser” or “Adviser”).

USE OF PROCEEDS

The net proceeds from the sale of the Fund’s common shares, after deducting the amount of any sales loads and the Fund’s fees and expenses (including offering expenses), will be invested by the Fund to pursue its investment objectives and strategies as soon as practicable (but not in excess of six months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. The net proceeds of this offering will be approximately $_________________ (or approximately $____________ assuming the underwriters exercise the overallotment option in full) after payment of offering expenses, and excluding all sales loads paid by the Fund’s shareholders. Offering costs incurred

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by the Fund are estimated to be $________ (or $__________ if the Underwriters exercise the overallotment option in full). The Investment Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load) that exceed $0.04 per common share. The investment of proceeds is expected to be substantially completed within three months.

INVESTMENT OBJECTIVES

The Fund’s investment objective is to provide a high level of income while simultaneously seeking capital preservation. As a secondary objective the fund seeks capital appreciation. An investment in the Fund is not appropriate for all investors. The Fund’s investment objectives may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules. We cannot assure you that the Fund’s investment objectives will be achieved.

INVESTMENT APPROACH

Investment Process/Philosophy

Our Investment Process begins by identifying our investment universe, which is the collection of all global stocks that we consider for inclusion in the portfolio. Our investment universe generally consists of all global equities with a minimum market capitalization (currently $500 million) and a minimum daily liquidity (currently $2 million). We then segment these global stocks into peer groups (a proprietary construct based on country/region of domicile and industry classification, and referred to as CPP Region-Industry Group or CPP RIG). Our evaluation of the attractiveness of a stock is conducted relative to each other within these peer groups,

We then assess the attractiveness of individual stocks within these peer groups according to their return-generating attributes using our proprietary stock selection model. We believe our global orientation provides a more diversified source of return opportunities, and the diversification across multiple countries/regions and industries offers a greater consistency of returns. Regardless, our overall objective here is to assess the relative attractiveness or unattractiveness of individual securities, which will inform our long and short stock selection decisions.

Our stock selection model attempts to capitalize on market inefficiencies in the return behavior of global stocks, and focuses on three kinds of attributes (also referred to as alpha factors): Valuation, Sentiment and Quality. Each factor consists of multiple sub-factors. Because markets are dynamic, the factor exposures in the portfolio must be actively managed and refreshed through regular portfolio rebalances. Valuation factors are generally designed to capitalize on behavioral inefficiencies and the phenomenon of mean reversion of security prices. Examples of valuation factors include price-to-cash flow ratio and the dividend discount model and other measures of intrinsic value. Our Sentiment factors are designed to capitalize on market inefficiencies related to the dissemination of information and investor reactions as captured by a stock’s price behavior. Examples of Sentiment factors include earnings estimate revision ratios and price momentum. Our Quality factors are designed to capitalize on market inefficiencies related to agency issues. Examples of Quality factors include measures of Earnings Quality, Accruals and a Buyback-to-Share-Issuance ratio.

While our quantitative models inform us about the attractiveness or unattractiveness of stocks, the final decision regarding their inclusion in the portfolio is made by the portfolio managers.

The portfolio is broadly diversified, and at any time it will likely have investments in over twenty developed, emerging and frontier market countries and all industry sectors. In addition to providing attractive return opportunities, this broad diversification also provides strong risk management for the portfolio relative to global equity benchmarks. Our risk management discipline sets limits on the position sizes in individual securities and relative weights in any given industry or country. The portfolio will be rebalanced frequently in an attempt to continually refresh return opportunities and

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modulate the Fund’s risk profile.

We generally intend to purchase securities for long-term investment. However, we may at times purchase securities in anticipation of relatively short-term gains. We may trim positions in a security or eliminate a security from the portfolio for various reasons, including in connection with the Fund's liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by us, our loss of confidence in a company's management, our belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development.

Investment Policies

The Fund seeks to achieve its investment objectives by investing, under normal circumstances, a substantial portion of its assets in long and short positions in common and preferred stocks of companies similar to the companies in the MSCI All Country World Index (the "Index"). As of December 31, 2014, the market capitalization range of companies in the Index was $660 million to $643 billion. The Investment Adviser intends to invest across various market capitalization sizes and investment styles (small-, large-, and mid-cap companies and value and growth).

In normal market conditions, the Fund may also invest up to 20% of its Gross Invested Assets in fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets. Investments in corporate debt, if any, may include both investment grade and non-investment grade issues. The Fund will not invest more than 7.5% of its Gross Invested Assets in securities rated, at the time of acquisition, below investment grade. Investments in non-investment grade securities, commonly referred to as ‘‘junk bonds,’’ involve certain risks. Investments in sovereign debt may also include bonds issued by countries considered to be emerging markets. The Fund will not invest more than 25% of its Gross Invested Assets, at the time of acquisition, in debt or equity securities of governments and companies in the emerging markets. For purposes of the Fund’s investment policies, “Gross Invested Assets” means the gross U.S. dollar value of long investments plus the gross U.S. dollar value of short investments. The Fund will seek to derive the majority of its monthly distributions to shareholders from income and distributions generated by securities positions held in the portfolio.

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, royalty trusts, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and warrants, all of which will generally trade on a U.S. national securities exchange.

From time to time, the Fund may also invest a portion of its assets in exchange-traded funds (“ETFs”), exchanged-traded notes (“ETNs”) and U.S. government securities. See “Risk Factors and Special Considerations” for more information, including with respect to particular types of derivative transactions in which the Fund may engage. The classification of ETF or ETN as equity or fixed income, if appropriate, is based on the underlying investment objective of the instrument.

The Fund’s investment policies, including its policy of normally investing long and short a substantial portion of its assets in equity and equity-related global securities and its policies with respect to the use of leverage are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules.

Short Selling

As part of its investment strategy, the Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund also intends to use short sales for non-hedging purposes to pursue its investment objective. The Fund will have substantial short positions. But, subject to the requirements of the 1940

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Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 120% of the value of all long assets.

Short selling involves numerous risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. As mentioned above, the Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for prolonged periods. The SEC recently proposed certain restrictions on short sales. If the SEC’s proposals are adopted, they could restrict the Fund’s ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies. While short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities, it also enables the Fund to obtain a low cost means of financing long investments that the Adviser believes are attractive. Short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. This strategy, however, is subject to substantial risks. See “Risk Factors and Special Considerations—Short Selling.”

Gross Invested Assets

As used in this prospectus and for purposes of the Fund’s investment policies, the term ‘‘Gross Invested Assets’’ means the gross U.S. dollar value of long investments plus the gross U.S. dollar value of short investments. Under normal market conditions, the Fund will invest at least 80% of its Gross Invested Assets in long and short positions of equity and equity-related securities of U.S. and non-U.S. companies including common and preferred stock.

PORTFOLIO COMPOSITION

As indicated elsewhere, the Adviser seeks to achieve the Fund's investment objective by primarily investing in long and short positions in common stocks of companies similar to those included in the MSCI All Country World Index (the "Index"). As of December 31, 2014, the market capitalization range of companies in the Index was $660 million to $643 billion. Under normal conditions, the Fund will generally be comprised of at least 100 long ideas and at least 100 short ideas chosen from a broad universe of over 6,000 stocks in over 50 developed, emerging and frontier market countries and all industry sectors. The Investment Adviser intends to invest across various market capitalization sizes and investment styles (small-, large-, and mid-cap companies and value and growth). The Fund’s portfolio is expected to be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions, including fundamental policies of the Fund, is contained in the SAI.

Equity Securities. The Fund invests in U.S. listed equity securities of both U.S. and non-U.S. issuers, which may include American Depositary Receipts and Global Depositary Receipts. Equity securities generally represent an equity ownership interest in an issuer. The Fund focuses primarily on seeking a high level of income, and secondarily on capital preservation. Although equity securities have historically generated higher average returns than fixed-income securities over the long term, equity securities also

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have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to fixed-income securities.

Foreign Securities and Emerging Markets Issuers. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. Securities laws, markets and accounting requirements, including in securities of issuers whose primary operations or principal trading market is in an “emerging market.” “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Preferred Securities. Preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the Dividends Received Deduction. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Warrants. Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Royalty Trusts. The Fund may invest in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distribution rates. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Option Strategy. The Fund may, from time to time, buy or sell options short as an additional means of hedging the portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon

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payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as American style options may be exercised at any time during the term of the option. Other options, known as European style options, may be exercised only on the expiration date of the option. As the writer of an option, the Fund would effectively add leverage to its portfolio because, in addition to its Gross Invested Assets, the Fund would be subject to investment exposure on the value of the assets underlying the option. However, the Fund does not include the notional amounts of written options for purposes of calculating its limitation on leverage set forth in this prospectus.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell call or put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call or put option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s option strategy will be short- term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

Put Options. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The Fund may, from time to time, engage in an options writing strategy consisting principally of writing put options on securities sold short in its portfolio or securities that are candidates for inclusion in its portfolio. This strategy is designed to provide the Fund with the potential to cover securities sold short that the Investment Adviser is interested in acquiring for the Fund at attractive valuations while earning put premium income as a means to enhance distributions payable to the Fund’s shareholders and also to help mitigate potential adverse moves in short positions. Put option strategies may produce a higher return than covered call writing (described below), but may involve a higher degree of risk and potential volatility. See “Risk Factors and Special Considerations—Risks of Writing Options.”

The Fund may from time to time write (sell) put options on individual securities only if the put option is covered. A put option written by the Fund on a security is covered if the Fund is short shares equal to or greater than the notional value of the put sold short, or if it segregates or earmarks assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) equal to the exercise price, or if the Fund owns a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above.. Unlike a covered call option (described below), the cover for a put option covered in this manner will not provide the Fund with any appreciation to offset any loss the Fund experiences if the put option is exercised.

The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.21% of the current market price); and (3) the writer receives $1.10 or 2.96% of the common stock’s value as a premium. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.96% of the common stock’s value,

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regardless of the stock’s performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.79% in value, the option will expire and there would be a 2.96% return for the six-month period. If the stock were to decline by 5.79% or more, the Fund would lose an amount equal to the amount by which the stock’s price declined minus the premium paid to the Fund. The stock’s price could lose its entire value, in which case the Fund would lose $33.90 ($35.00 minus $1.10).

Call Options and Covered Call Writing. The Fund may, to a lesser extent, follow a strategy known as “covered call option writing,” which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s shareholders.

Over time, as the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Fund will lose money to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund’s ability to benefit from capital appreciation.

A call option written by the Fund on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above.

The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4)  the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October at $40.00 per share. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” Most of the options that will be sold by the Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called “in-the-money” and may be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.

The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40.00 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6%) of the common stock’s value as a premium. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock’s value, regardless of the stock’s performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would “break-even” thus offering no gain or loss. If the stock were to climb to a price of $40.00 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40.00, and thus be limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor’s downside protection is eliminated and the stock could eventually become worthless.

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For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that, under certain circumstances when deemed at the Adviser’s discretion to be in the best interest of the Fund, options that are written against Fund stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price. In general, when deemed at the Adviser’s discretion to be in the best interests of the Fund, the Fund may enter into transactions, including closing transactions, that would allow it to continue to hold its common stocks rather than allowing them to be called away by the option holders.

Options on Indices. The Fund may sell call and put options on stock indices or sectors. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as index options. Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call or put option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the call or put option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call or put option.

The Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Fund will cover its obligations when it sells index options. An index option is considered covered if the Fund maintains with its custodian or designates on its books and records assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities. The cover for an index option covered in this manner will not provide the Fund with any appreciation to offset any loss the Fund experiences if the index option is exercised. An index or sector put option also is covered if the Fund holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above. An index or sector call option also is covered if the Fund holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above.

Limitation on Options Writing Strategy. The number of covered call and put options the Fund can write is limited by the Total Assets the Fund holds, and further limited by the fact that all options

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represent 100 share lots of the underlying common stock. In connection with its option writing strategy, the Fund will not write “naked” or uncovered put and call options, other than those that are covered by the segregation or earmarking of liquid assets or other methods as described above. Furthermore, the Fund’s exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment Advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Real Estate Securities and Related Derivatives. The Fund may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries.

Securities Issued by Small-Capitalization Issuers. The Fund may invest in companies without regard to their capitalization and thus may hold securities issued by smaller companies. The value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of market, common stock and credit risk.

Master Limited Partnership Interests. MLPs are limited partnerships or limited liability companies that are taxed as partnerships and whose interests (limited partnership units or limited liability company units) are traded on securities exchanges like shares of common stock. An MLP consists of a general partner and limited partners. The Investment Adviser manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. MLPs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. Currently, most MLPs operate in the energy, natural resources or real estate sectors. The Fund may invest up to 15% of its Total Assets in MLPs generally in the energy sector.

Derivatives. The Fund may, but is not required to, participate in various derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund may engage in certain other derivative transactions, including the following, although it currently expects to generally do so to a lesser degree than options transactions: interest rate transactions; when issued, delayed delivery securities and forward commitments; repurchase agreements; and swaps and related derivatives. The Fund also may, but does not currently intend to, utilize other types of derivative instruments, primarily for hedging or risk management purposes. Although the Investment Adviser seeks to use such practices to further the Fund’s investment objectives, no assurance can be given that the Investment Adviser will engage in any of these practices or that these practices will achieve the desired result. Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions, or illiquidity of the derivative investments. To mitigate its counterparty risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a

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forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian, or earmark on its books and records, cash or liquid assets in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.

Fixed Income Securities. The Fund may invest in bonds of varying maturities issued by the U.S. government and corporate issuers, and other issuers. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. Bonds generally are used by their issuers to borrow money from investors. The issuer pays investors a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Registered Investment Companies. The Fund may invest in registered investment companies, including exchange traded funds ( “ETFs”). The Fund is subject to limitations under the Investment Company Act on its ability to invest in registered funds, but certain ETFs have obtained exemptions with respect to such limitations.

Exchange Traded Notes. The Fund may invest in exchange traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

Restricted and Illiquid Securities. The Fund may invest in restricted, illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

High Yield Securities. Subject to its investment policies, the Fund may invest in securities rated, at the time of investment, below investment grade quality such as those rated Ba or below by Moody’s Investor’s Service, Inc. (“Moody’s”), BB or below by S&P or Fitch Ratings (“Fitch”), or securities comparably rated by other rating agencies or in unrated securities determined by the Adviser to be of comparable quality. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

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Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

U.S. Government Debt Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance. Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., STRIPS), all of which are backed by the full faith and credit of the United States.

Foreign Currency-Related Transactions. The Fund may invest directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies.

Defensive Instruments Such as Cash and Cash Equivalents. During the period during which the net proceeds of any offering of common shares are being invested, or during periods in which the Investment Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may temporarily deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents with remaining maturities of less than one year. The Investment Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the common shares may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities

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only when such lending is fully secured by investment grade collateral held by an independent agent.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a placing broker, a part of the interest earned from the investment of collateral received for securities loaned.

USE OF LEVERAGE

The Fund will not use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, intends to use proceeds received from short sales to buy additional assets, thereby leveraging the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent. See “Risk Factors and Special Considerations—Leverage Risk.” There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Effects of Leverage. Assuming that leverage through the reinvestment of the Fund’s short positions will represent approximately 50% of the Fund’s Gross Invested Assets and that the Fund will bear expenses relating to that leverage at an average annual rate of 0.40%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed ____% in order to cover the expenses specifically related to the Fund’s use of leverage. Of course, these numbers are estimates used for illustration. Actual short sale expenses will vary frequently and may be significantly higher or lower than the rate estimated above. The Fund expects to fully implement its intended amount of economic leverage as soon as reasonably practicable following the completion of the public offering of the Fund’s common shares, subject to then favorable market conditions.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming hypothetical annual investment portfolio total returns, net of expenses (comprised of income and changes in the value of securities held in the Fund’s portfolio) of —10%, —5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further assumes that the Fund uses borrowings representing 20% of the Fund’s Managed Assets (which includes the amounts of leverage obtained through such borrowings) and a projected annual rate of interest on the borrowings of 1.00%.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Fund Share Total Return	(12.75)%	(6.50)%	(0.25)%	6.00%	12.25%

Fund share total return is composed of two elements: net investment income of the Fund and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by

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losses in the value of those investments.

If the Fund uses leverage in the form of reinvestment of its short sale proceeds, the amount of fees paid to the Investment Adviser for its services will be higher than if the Fund does not use the leverage gained from the reinvestment of short sale proceeds because the fees paid are calculated based on Gross Invested Assets, which includes assets purchased from short sale proceeds. Therefore, the Investment Adviser has a financial incentive to reinvest short sale proceeds, which creates a conflict of interest between the Investment Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Fund’s willingness to use leverage from the reinvestment of short sale proceeds will depend on many factors.

Segregation. As a result of its short sales, the Fund may be required to segregate assets or enter into offsetting positions in connection with certain investments. Such segregation may not limit the Fund's exposure to loss, and the Fund may not be able to sell the segregated assets when desired. Also, the Fund may enter into derivative transactions that have economic leverage embedded in them. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares. The Fund does not include the notional amount of written options for purposes of calculating its limitation on leverage set forth in this prospectus.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may cover its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act, but may create leverage for the Fund and will be subject to the Fund’s overall limitation on traditional and effective leverage of 50% of its Gross Invested Assets as described in this prospectus (except that written covered put and call options are not subject to this 50% of Gross Invested Assets limitation on traditional and effective leverage, as described in this prospectus). To the extent that the Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the Investment Company Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings. The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

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RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.

No Operating or Trading History. The Fund is a newly organized, non-diversified, closed-end investment company, and it has no operating or public trading history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Market Risk. Investing in the Fund involves market risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Foreign Securities Risk. The Fund may invest in Foreign Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States and, therefore, the prices of Foreign Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payments of principal and interest to investors located outside the country. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities. The Fund will be subject to additional risks if it invests in Foreign Securities, which include seizure or nationalization of foreign deposits. Foreign Securities may trade on days when the Fund’s common shares are not priced or traded. Rules adopted under the Investment Company Act permit the Fund to maintain its Foreign Securities and foreign currency in the custody of certain eligible non-U.S. banks and securities depositories, and the Fund generally holds its Foreign Securities and foreign currency in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside their countries.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell Foreign Securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in foreign countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Adviser to completely and accurately determine a company’s financial condition.

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its Foreign Securities.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be un-invested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the NYSE. Accordingly, the Fund’s Foreign Securities may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

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A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act, the Fund may invest up to 10% of its Total Assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of the Fund’s expenses (including investment Advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Emerging Markets Risk. The Fund may invest in Foreign Securities of issuers in so-called “emerging markets” (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims

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of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Currency Transactions Risk. If the Fund invests directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, governmental intervention, the imposition of currency controls, policies of supranational entities such as the International Monetary Fund, or other international or political developments. As a result, the Fund’s investments in, or denominated in, foreign currency may adversely affect the Fund’s performance. To the extent that the Fund engages in foreign currency transactions that are economically tied to emerging market countries, these currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in currencies of developed countries.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund, as a registered closed-end investment company, is subject to regulations under the Investment Company Act. These regulations are complex and often subject to varying degrees of formal and information interpretation by courts, the SEC and the SEC staff, and at times these interpretations may be at odds with each other.

High Portfolio Turnover Risk. The Fund’s actively-managed strategy may also result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

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Quantitative Security Selection Risk. To the extent the Fund uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Shorting Risk. The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. The Fund will have substantial short positions. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Investment Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is also possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for prolonged periods. The Fund must borrow those securities it sells short to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Small Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. See “Risk Factors and Special Considerations—Small Capitalization Risk.”

Leverage Risk. The Fund will not use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, intends to use proceeds received from short sales

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to buy additional assets, thereby leveraging the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent.

Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Fund. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Dividend-Paying Stock Risk. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. See “Risk Factors and Special Considerations—Preferred Securities Risk.”

Commodity Price Risk. Many of the issuers of securities in which the Fund invests may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods

Energy Sector Risk. The Fund’s investment in the energy sector is subject to energy sector risks. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Utilities Risk. The Fund’s investment in the securities of utility issuers may render the Fund susceptible to adverse economic, political or regulatory occurrences affecting such issuers. The utility industry generally includes companies involved in providing products, services or equipment for the generation or distribution of electricity, gas or water; telecommunications services; or infrastructure projects, such as airports. Various sectors of this industry and particular companies within the sector may not perform as well as the industry as a whole. See “Risk Factors and Special Considerations—Utilities Risk”.

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Telecommunications Risk. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of services to residential, corporate and governmental customers. Additionally, telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things

Industrial Products, Services and Equipment Company Risk. Industrial products, services and equipment companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Financial Services Companies. The Fund’s investments in financial services companies are subject to various risks. These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man- made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Real Estate Securities and Related Derivatives Risk. The Fund may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. See “Risk Factors and Special Considerations—Real Estate Securities and Related Derivatives Risk.”

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) Risks. The Fund also may purchase sponsored or unsponsored ADRs or U.S. dollar

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denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. The risks of investing in ADRs generally correspond to the risks of investing in the non-U.S. securities underlying the ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. The Fund may also purchase similar instruments, such as Global Depositary Receipts and European Depositary Receipts, which have similar attributes and risks.

Calls, Puts and Other Option Transactions Risk. The ability of the Fund to achieve current gains is partially dependent on the successful implementation of its option strategy. Risks that may adversely affect the ability of the Fund to successfully implement its option strategy include the following:

Risks Associated with Options on Securities Generally. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Options. When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium. Additionally, because the Fund intends to engage in an options writing strategy consisting principally of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio, there is a risk that the Fund’s portfolio, and thus its net asset value and the market value of the common shares, will be particularly volatile and that the Fund could incur significant losses. The Fund may have to sell portfolio securities at inopportune times in order to raise cash to meet its obligation to purchase a security put to it. The risks entailed in potentially having to sell portfolio securities to raise cash to meet obligations under written puts is exacerbated by the fact that the purchasers of put options are more likely to exercise their right under the option to require the Fund to purchase the security underlying the put option in periods of market decline, therefore forcing the Fund to sell portfolio securities to raise cash in a declining market. These risks could increase the volatility of the Fund’s portfolio and result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the common shares.

As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option’s life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

If the Fund writes call options on indices or baskets of securities that include securities that are not in the Fund’s portfolio or that are not in the same proportion as securities in the Fund’s portfolio, the Fund will experience loss, which theoretically could be unlimited, if the value of the index or basket appreciates above the exercise price of the option written by the Fund.

Exchange-Listed Options Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an

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exchange include the following: (i) there may be insufficient trading interest in certain options;

(ii)   restrictions may be imposed by an exchange on opening transactions or closing transactions or both;

(iii)   trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Over-the-Counter Option Risk. The Fund may write (sell) unlisted OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Index Option Risk. The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its common shares may be derived in part from the net index

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option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

Limitation on Option Writing Risk. The number of covered put and call options the Fund can write is limited by the Total Assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment Advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risks Related to Writing Options. Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. The Fund may engage in certain other derivative transactions, including the following:

Other Derivative Instruments. The Fund may, but does not currently intend to, utilize other types of derivative instruments, primarily for hedging or risk management purposes. These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps. Each type of derivative subjects the Fund to risk of loss. These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account, or earmarks on its books and records, cash or other liquid assets equal to the Fund’s obligations in respect of such techniques.

Hedging Risk. There can be no assurance that any hedging activities of the Fund, including through derivative transactions, will be successful. For example, counterparties or instruments may be unavailable, which could leave the Fund with unintended exposure to risk or require the Fund to acquire or dispose of portfolio assets at an inopportune time, which could result in loss to the Fund. The Fund may also be subject to correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure through the use of the derivative. There are a number of factors which

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may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements.

Listing and Liquidity. Although the Fund intends to list its common shares on the NYSE, there is currently no public market for the Fund’s common shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its common shares on the NYSE

Market Discount Risk. Shares of closed-end funds, such as the Fund, frequently trade at discounts to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether its common shares will trade at, below or above net asset value or at, below or above the initial public offering price. See “Risk Factors and Special Considerations—Market Discount Risk.”

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in common shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Distribution Risk. The Fund expects that much of the cash flow it receives will be derived from its investments in equity securities, including those of MLPs, that pay dividends or other distributions. Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason. The amount and tax characterization of cash available for distribution by such issuers will vary, depending upon, among other things, the amount of cash generated by such entity’s operations. Cash flow available for distribution will vary from quarter to quarter.

Dodd-Frank Act. Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

The implementation of the Dodd-Frank Act could also adversely affect the Investment Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate

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impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “Risk Factors and Special Considerations—Not Investment Grade Risk.” In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or call risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (call protection). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a fixed-income security with a 10-year duration would be expected under normal market conditions to decrease 10% for every 1% increase in interest rates. Conversely, the fixed-income security’s price would be expected to rise about 10% when interest rates fall by 1%. Generally speaking, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.

Fixed Income Securities Risk. The Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders. The market value of fixed income securities, especially those that provide a fixed rate of return,

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may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. See “Risk Factors and Special Considerations—Interest Rate Risk.” The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to meet its financial obligations. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer. The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, Standard & Poor’s Corporation Ratings Group, a division of The McGraw- Hill Companies, Inc. (“S&P”), lowered its long-term sovereign credit rating on U.S. Government debt to AA+ from AAA. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Lower Grade Securities. The Fund may invest in fixed-income and convertible securities rated in the lower rating categories of recognized statistical rating agencies (that is, below Baa3- by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s Ratings Services or Fitch Ratings), or non-rated securities of comparable quality as determined by the Investment Adviser. These securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, and involve major risk exposure to adverse conditions. Debt securities that are rated in the lower rating categories (or unrated securities of comparable quality) are referred to in the financial press as “junk bonds.” Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower grade securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters. In addition, the market value of securities in lower grade categories is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.

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Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future. As part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate. See “Risk Factors and Special Considerations—Distressed and Defaulted Securities Risk.”

In addition to using statistical rating agencies and other sources, the Investment Adviser will also perform its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities. Fixed income securities, including lower grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund. The market for lower grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

Registered Investment Companies Risk. The Fund may invest in registered investment companies in accordance with the Investment Company Act to the extent consistent with the Fund’s investment objectives, including exchange traded funds. The Investment Company Act generally prohibits the Fund from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies. However, many exchange-traded funds are exempt from these limitations. To the extent that the Fund invests in other funds, the Fund is subject to the fees and expenses of those funds, and the Fund’s shareholders would thus be subject to two layers of fund fees and expenses. The securities of other investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s common shares) will be diminished.

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Exchange Traded Notes Risk. The Fund may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Difficult-to-Value or Illiquid Investments Risk. The Fund may invest in securities that are difficult to value or that are illiquid. It may be more difficult to sell illiquid securities at an attractive price, particularly if they are not publicly-traded. Where the Fund desires registration of the security, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Temporary Defensive Investments. When a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments, and repurchase agreements in respect of those instruments, that the Investment Adviser determines in its judgment to be of appropriate creditworthiness. Money market instruments in which the Fund may invest include obligations of the U.S. government, its agencies or instrumentalities; commercial paper that the Investment Adviser determines to be investment grade, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

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Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the outbreak of infectious diseases such as Ebola and other similar events, have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of these events cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.

Economic Events. While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. The policy of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Congress has enacted sweeping financial legislation, the Dodd-Frank Act, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow- on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. OTC derivatives dealers have also become, or soon will become, subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, initial and variation margin requirements and other regulatory burdens. These new margin and regulatory requirements will increase the overall costs for OTC derivatives dealers and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as the Fund in the form of higher fees or less advantageous dealer marks. The overall impact of the Dodd-Frank Act on the Fund is highly uncertain and it is unclear how the over-the-counter derivatives markets will adapt to this new regulatory regime. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

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Moreover, the SEC is reportedly developing rules designed to address perceived systemic risks posed by the asset management industry. These rules reportedly may require asset managers, such as the Adviser, to give the SEC additional data about funds’ portfolio holdings, to conduct stress tests on their funds to determine how they would weather economic shocks such as a sudden change in interest rates and to develop “living wills” for their funds describing how their businesses can be sold in an orderly manner should they become insolvent or otherwise go out of business. Any such new rules could increase the Fund’s expenses and impact its returns to shareholders.

The continuing implementation of the Dodd-Frank Act could also adversely affect the Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Lending Portfolio Securities Risk. To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

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Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Non-Diversified Status Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Anti-Takeover Provisions. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares. See “Risk Factors and Special Considerations—Anti-Takeover Provisions.”

Limits of Risk Disclosures

The above discussion of the various risks associated with the Fund and its securities are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or described in this prospectus.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, and the Investment Adviser subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Certain Officers of the Fund are affiliated with Crow Point Partners, LLC, the Investment Adviser. Mr. James B. Craver serves as the Chief Compliance Officer (“CCO”) of the Fund. Mr. Craver is the managing partner of James B. Craver & Associates, P.C. While Mr. Craver intends to devote what he and the Board believe to be a sufficient amount of his professional time to his duties and responsibilities as the CCO of the Fund, Mr. Craver’s services are not exclusive to the Fund and Mr. Craver may provide similar services to other clients. While Mr. Craver and the Board believe that Mr. Craver’s intended allocation of his professional time to Fund business is reasonable and appropriate, the fact that his services are not exclusive nonetheless entails the risk that the Fund’s compliance function will receive a lesser amount of attention than if Mr. Craver devoted all of his professional time to his duties as Fund CCO, and this risk could adversely impact the Fund.

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The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

Crow Point Partners, LLC, a limited liability company organized under the laws of the State of Delaware, serves as investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940. The Investment Adviser’s address is 25 Recreation Park Drive, Hingham, MA 02043. The Investment Adviser currently provides investment advice to separately managed accounts at various wire houses and to institutions directly. The Investment Adviser also serves as the sub-adviser of several registered investment companies and pooled trusts. The Investment Adviser has a total of approximately $3.0 billion in assets under management, as of January 31st, 2014. Approximately 95% of the Adviser is owned by its principals and employees.

The Investment Adviser has provided investment advice with respect to income-producing equity portfolios since 2006, mainly specializing in higher-yielding stocks. The Investment Adviser initially launched in 2006 a separately managed long/short account based, in large part, on proprietary research the Investment Adviser had developed over a prior 20 year career as an investor in the utilities and telecommunications industries. In 2013, the Investment Adviser expanded its dividend yield strategies to include investments regardless of sector and the Adviser currently manages both long only and long/short global equity strategies that invest in all sectors and all market capitalizations. Common themes of the Investment Adviser’s strategies have typically been to seek higher than average yield and capital preservation, although not all themes are part of all of the Investment Adviser’s programs. The Investment Adviser has extensive experience in managing global equity income portfolios as well as long/short and other hedged strategies.

The Investment Adviser provides investment advisory services to the Fund, under the supervision of the Board of Trustees, pursuant to an investment advisory agreement, dated ___________, 2015 (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Investment Adviser, under the supervision of the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities. In consideration of the Advisory services provided by the Investment Adviser to the Fund, the Fund shall pay to the Investment Adviser at the end of each calendar month a management fee at the annual rate of 1.00% of the Fund’s Average Weekly Gross Invested Assets. (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s assets. “Average Weekly Gross Invested Assets” with respect to a particular month means the average of the values of each weekly calculation of the Gross Invested Assets of the Fund that takes place as of any date during that month.

The Advisory Agreement was approved by the Board of Trustees on ___________, 2015. A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Fund’s initial semi-annual report to shareholders, for the period ending ___________.

Portfolio Managers

The following members of the Portfolio Management Team are responsible for the day-to-day management of the Fund’s portfolio:

Timothy P. O’Brien, CFA

Co-Founder, Principal and Co-Chief Investment Officer, Crow Point Partners, LLC.

Mr. O’Brien has been with Crow Point Partners, LLC, Inc. since he founded it in 2006. Prior to that, he was a lead portfolio manager at Evergreen Investments, Gabelli Management and Eaton Vance. Mr. O’Brien holds an undergraduate degree from the University of Massachusetts, Amherst, and an MBA from the University of Pennsylvania’s Wharton School of Business. Mr. O’Brien has been a professional investor for almost 30 years and has been a

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featured guest on Bloomberg TV and CNBC. Mr. O’Brien is often quoted in such financial media such as the Wall Street Journal, Dow Jones Newswires, Bloomberg, Fortune, and Barron’s.

Amit Chandra, Ph.D, CFA

Portfolio Manager, Principal and Co-Chief Investment Officer, Crow Point Partners, LLC.

Mr. Chandra joined Crow Point Partners, LLC in 2012. Prior to joining the Adviser, Mr. Chandra worked at Wells Fargo and its predecessor, Evergreen Investments. Prior to that, Mr. Chandra was the Director of Quantitative Research and Global Asset Allocation at Aeltus Investment Management. In that role, he was responsible for the quantitative research underlying approximately $22 billion in domestic and international equity strategies as well as global asset allocation. In addition to the more conventional asset classes, these strategies also included a Market-neutral fund, a REIT Fund, and a family of TAA/Lifecycle funds. Prior to Aeltus Investments, Mr. Chandra was on the faculty of the W. Paul Stillman School of Business at Seton Hall University. He received a BS in electrical engineering and quantum physics from the Indian Institute of Technology, Kanpur and a Ph.D. in management science and finance from Pennsylvania State University. Mr. Chandra is a Chartered Financial Analyst, and a member of the Boston Securities Analysts Society, the American Finance Association, and the Chicago Quantitative Alliance

Andrew Tuttle

Portfolio Manager/Research Analyst, Crow Point Partners, LLC.

Mr. Tuttle has been with the Crow Point Partners, LLC, Inc. since 2007. Mr. Tuttle has more than 13 years’ experience in investment banking, distressed debt and equity research. Currently, he is a co-portfolio manager on the Crow Point Defined Risk Global Equity Income fund and the EAS Crow Point Alternatives fund. Previously, he was head of equity research at Crow Point. He has also worked at Cantor Fitzgerald, Jefferies & Co., Thomas Weisel Partners, and First Union National Bank. He is a graduate of Columbia University, where he received his MBA, and the College of William and Mary, where he received a Bachelor of Arts degree.

Peter DeCaprio

Principal, Portfolio Manager, Co-Founder, Crow Point Partners, LLC.

Mr. DeCaprio co-founded Crow Point Partners in 2006. He serves as the firm’s Head of Trading and is a co-portfolio manager on the Crow Point Defined Risk Global Equity Income fund, the EAS Crow Point Alternatives fund, and other private L.P. vehicles. Previously, Mr. DeCaprio worked at Evergreen Investments as a senior analyst covering the utility, telecommunications, and media sectors. Prior to Evergreen, Mr. DeCaprio was a senior equity analyst at Thomas Weisel Partners. He has also worked as an analyst at BancBoston Robertson Stephens, Dillon Read and Co. Inc., Houlihan Lokey Howard and Zukin, and TIAA-CREF. He is a graduate of Duke University’s Fuqua School of Business, where he received his MBA, and Tufts University, where he received a Bachelor of Arts degree.

Charles Chen

Portfolio Manager, Chief Investment Officer, Crow Point Investment Management, LLC.

Charles Chen is Chief Investment Officer at Crow Point Investment Management LLC. (CPIM), a strategic partnership between Crow Point Partners, LLC and 20 Gates Management LLC. Mr. Chen joined CPIM from his position as Chief Investment Officer at 20 Gates, and has 19 years of experience in fixed income and derivatives markets. Most recently, he was the President & Chief Investment Officer at Newfleet Asset Management, overseeing all aspects of the institutional asset management business. Prior to founding Newfleet, Mr. Chen headed the asset management division of Securities Finance Trust Company (formerly Old Mutual US Trust Company) with over $50 Billion in assets under management. Mr. Chen has also been a Portfolio Manager with Credit Suisse First Boston, managing the $40 billion internal portfolio of its Investment Banking Division which included bank loans, credit derivatives, two landmark CLOs and five off-balance sheet conduit portfolios. He is a seasoned portfolio manager with expertise in the management, trading and structuring of credit risk; possessing in-depth knowledge of fixed income and derivative markets. Charles received a BA in Economics from the University of Wisconsin – Madison.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

ANTI-TAKEOVER PROVISIONS

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office (with or without cause) by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the outstanding shares then entitled to vote for the election of the respective Trustee.

In addition, the Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding common shares of the Fund to approve, adopt or authorize certain transactions with 5% or greater holders of the common shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund will be required. For purposes of these provisions, a 5% or greater holder of the common shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding common shares of the Fund. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of any assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding common shares of the Fund, unless such amendment has been approved by 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund will be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time

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of such redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund’s investment objectives and its policies and strategies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class of the Fund will vote together as a single class, except to the extent required by the Investment Company Act or the Declaration of Trust, with respect to any class of shares. If a separate class vote is required, the applicable proportion of shares of the class, voting as a separate class, also will be required.

In addition, the Declaration of Trust requires the affirmative vote of at least 75% of the outstanding shares entitled to vote on the matter for the Trust to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund’s assets; unless such action has been approved by the affirmative vote of at least 75% of the Trustees then in office, in which case, the affirmative vote of a majority of the outstanding shares entitled to vote on the matter is required.

Separate from the limited term provision, the Declaration of Trust also provides that the Fund may be dissolved and terminated upon the approval of 75% of the Trustees.

With respect to proposals by shareholders submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund’s By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to the principal executive offices of the Fund not less than

90 calendar days nor more than 120 calendar days prior to the anniversary date of the mailing of the notice for the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws, including information regarding the shares held by the shareholder and information relating to such person being nominated that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust, on file with the SEC, for the full text of these provisions.

FUND EXPENSES

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, interest, taxes, banking fees, expenses of legal services, expenses of the auditing and other services of its independent registered public accounting firm, stock exchange listing fees, the costs of shareholder meetings and of preparing, printing, mailing proxy statements and soliciting proxies, costs of printing share certificates (if any) and shareholder reports, charges of the Fund’s custodian, charges of the transfer agent and dividend disbursing agent, charges of any provider of shareholder services and market support to the Fund, SEC fees, fees of Independent Trustees, expenses of the Trustees, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of its Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers, Trustees and officers liability policy, expenses of qualifying the Fund for sale in various states, and the Fund’s pro rata portion of the

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compensation of personnel of the Investment Adviser who perform shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund including fees payable to the Fund’s various service providers. Such expenses also will include expenses of any action, suit or other proceedings in which or in relation to which, among others, the Investment Adviser or any Trustee is entitled to indemnity by the Fund. The Fund also will be responsible for all commissions and other costs of portfolio transactions and any extraordinary expenses which may be incurred by the Fund from time to time.

VOTING RIGHTS OF COMMON SHAREHOLDERS

Each of the Fund’s common shareholders will have the right to cast a number of votes based on the number of common shares held at any meeting of shareholders called by the Trustees or shareholders holding at least a majority of the total number of votes eligible to be cast by all shareholders. Shareholders will be entitled to vote on any matter on which holders of equity securities of a registered investment company formed as a statutory trust under the laws of the State of Delaware would be entitled to vote, including selection of Trustees, changes to the Fund’s fundamental investment policies, and approval of the selection of any new investment adviser or sub-adviser to the Fund. Except for the exercise of their voting privileges, the Fund’s common shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund. See also “Description of Common Shares— Preferred Shares.”

NET ASSET VALUE

The net asset value of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The net asset value of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its Total Assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund’s assets and liabilities are valued on the basis of market quotations, when readily available. Equity investments are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board of Trustees if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued.

When market quotations are not readily available or are believed by the Investment Adviser to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by the Valuation Committee designated by the Board of Trustees (the “Valuation Committee”) in accordance with policies and procedures approved by the Fund’s Board. The Valuation Committee may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of the Investment Adviser, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets for related or highly correlated assets (e.g.,

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American Depositary Receipts, Global Depositary Receipts or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.

Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively. The NYSE may be closed on certain other days as well.

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DISTRIBUTIONS AND DIVIDENDS

Commencing with the Fund’s initial distribution, the Fund intends to make regular monthly cash distributions of all or a portion of its income to its common shareholders. The Fund expects to declare the initial monthly dividend on the Fund’s common shares and pay its initial distribution within approximately 45 to 60 days after the completion of this offering and pay its initial distribution within approximately 60 to 90 days after the completion of this offering. The Fund may pay capital gain distributions annually, if available. The Fund may seek an exemptive order from the SEC to allow the Fund to pay capital gains distributions more frequently than annually, but there can be no assurance that the Fund will seek, or that the SEC would issue, such an exemptive order.

If an investor buys common shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. While the receipt of dividends shortly after a purchase of common shares by an investor may seem like a windfall to an investor, such dividends generally will have the effect of reducing the per common share net asset value of the investor’s common shares by the per common share amount of the dividends, subject to other market fluctuations. Such dividends are generally subject to

U.S. federal income tax at ordinary income or capital gain rates. A return of capital is in effect a return of a portion of an investor’s original investment in the Fund. Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.

The Fund’s distributions generally are taxable to common shareholders. The Fund anticipates that, due to the U.S. federal income tax characterization of cash distributions made by some companies in which the Fund may invest, a small portion of the Fund’s distributions to common shareholders may also consist of tax-advantaged return of capital for U.S. federal income tax purposes. In general, such distributions will constitute a return of capital to a common shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to U.S. federal income tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Fund’s common shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells or exchanges common shares of the Fund. To permit it to maintain a more stable monthly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. Shareholders will automatically have all distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

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DIVIDEND REINVESTMENT PLAN

Under the Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Plan may elect to receive all dividends in cash by contacting the Plan agent in writing at the address specified below or by calling the Plan agent at _______________.

Under the Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant. Shares in the account of each Plan participant will be held by the Plan agent in non- certificated form in the name of the participant. Under no circumstances will certificates be issued to participants.

In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan. A Plan participant may terminate his or her account under the Plan by notifying the Plan agent in writing to the address specified below or by telephone at _______________. A termination will be effective immediately if notice is received by the Plan agent more than three (3) business days prior to any dividend or distribution payment date. If such notice is received less than three (3) business days prior to any dividend or distribution payment date, then such dividend or distributed will be reinvested, and such termination shall be effective with respect to any subsequent dividends or distributions. If the Plan participant elects by written notice to the Plan agent in advance of such termination to have the Plan agent sell part or all of such Plan participant’s shares and remit the proceeds to him or her, the Plan agent is authorized to deduct $15.00 per transaction plus commissions of $0.10 per share for this transaction from the proceeds. The Fund reserves the right to amend or terminate its Plan as applied to any distribution paid subsequent to written notice of the change sent to the members of such Plan at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan agent on at least 30 days’ written notice to the participants in such Plan. Neither the Fund nor the Plan agent shall be liable for any act performed in good faith or any good faith omission to act in connection with the matters discussed in this “Dividend Reinvestment Plan” section, including, without limitation, any claim of liability (i) arising out of any failure to terminate a participant’s

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account, sell shares held in the Plan, or invest dividends; or (ii) with respect to the prices at which shares are purchased or sold for the participant’s account and the time such purchases or sales are made.

For more information about the Plan you may contact the Plan agent in writing at _______________________, or by calling the Plan agent at _____________. You can also access your account online at www._________.com.

DESCRIPTION OF THE COMMON SHARES

The following is a brief description of the terms of the common shares. This description does not purport to be complete and is qualified by reference to the Fund’s Declaration of Trust and its By-laws.

Common Shares of Beneficial Interest

The Fund is organized under the laws of Delaware pursuant to a Certificate of Trust dated as of ___________. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Though the Fund expects to pay distributions monthly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its common shares.

Any additional offerings of shares will require approval by the Board of Trustees and be subject to the requirements of the Investment Company Act. The Investment Company Act requires that any additional offering of shares at a price below the then-current net asset value, exclusive of sales load, requires the consent of a majority of the Fund’s outstanding voting securities. The Fund generally may, without a shareholder vote, (i) issue preferred shares, and (ii) issue common shares (a) at a price at or above net asset value, exclusive of sales load, or (b) in connection with an offering to existing holders of common shares, at a price below the then current net asset value, exclusive of sales load.

The Fund’s common shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “____.” The Fund’s net asset value per share will be reduced immediately following the offering of common shares by the amount of the sales load and offering expenses paid by the Fund. See “Use of Proceeds.”

The Fund’s common shareholders will vote as a single class to elect the Board of Trustees and on additional matters with respect to which the Investment Company Act, the Fund’s Declaration of Trust, Bylaws or resolutions adopted by the Board of Trustees provide for a vote of the Fund’s common shareholders. See “Anti-Takeover Provisions.”

Book Entry

The common shares will initially be held in the name of _______ as nominee for the Depository Trust Company (“DTC”). The Fund will treat ________ as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous

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basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities. The Investment Adviser believes that the closed-end fund structure is well-suited to achieving the long-term objective of increasing dividend yield on original investment.

Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.

Because the market value of the Fund’s common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of the shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that its common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. The Fund’s common shares may trade at a discount to net asset value, and we cannot provide you any assurance that they will not do so.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their common shares. The Fund’s Board of Trustees may authorize the Fund’s officers to consider the repurchase its common shares in the open market to be made when the Fund’s common shares are trading at a discount from net asset value. If the Board authorizes such repurchase, pursuant to the Investment Company Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders, as well as other potential actions. When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the Total Assets of the Fund available for investment and may increase the Fund’s expense ratio.

TAXATION

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and its common shareholders that should be considered by a prospective common shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Code. As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to common shareholders. The Fund intends to distribute substantially all of such income and gains annually.

Distributions made from the Fund’s excess of net long-term capital gains over net short-term capital losses, or “net capital gain” (“capital gain dividends”), if properly reported by the Fund, are taxable to U.S.

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shareholders as long-term capital gains, regardless of the length of time the U.S. shareholder has owned common shares. Ordinary income and capital gain dividends are taxable to common shareholders even if they are reinvested in additional common shares of the Fund. Distributions in excess of the Fund’s current and accumulated earnings and profits (which represent a return of capital, meaning a return to shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a common shareholder’s common shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such common shareholder. The Fund will provide its common shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income, and as ordinary income dividends.

To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy certain source-of-income, asset diversification and distribution requirements. If, in any taxable year, the Fund fails to qualify as a RIC, the Fund would be taxed in the same manner as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to requalify for taxation as a RIC. For more information, see “Tax Aspects” in the SAI.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISERS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

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UNDERWRITING

Number of

Underwriter	Shares

Additional Compensation to be Paid by the Investment Adviser

ADMINISTRATOR

The Fund has entered into an Administration Servicing Agreement, dated __________, 2015, with Gemini Fund Services, LLC. Under the terms of this agreement, Gemini Fund Services, LLC will serve as the Fund’s administrator. In performing these functions, the Fund will compensate Gemini Fund Services, LLC at a monthly fee computed at an annual rate of 0.04% of the first $100 million of the Fund’s assets, 0.03% on the next $200 million of the Fund’s assets and 0.02% on the balance of the Fund’s assets.

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CUSTODIAN

The Fund has entered into a Custody Agreement, dated ________, 2015, with U.S. Bank National Association. Under the terms of this agreement, U.S. Bank National Association will serve as custodian of the Fund’s assets. In performing these functions, the Fund will compensate U.S. Bank National Association at an annual rate of 0.01% (paid on a monthly basis) of the Fund’s average daily net assets, with a minimum annual fee of $4,800. The Custodian’s address is 1555 N. Rivercenter Dr., Milwaukee, WI 53212.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Fund has entered into a Transfer Agent and Registrar Services Agreement, dated________, 2015, with _____. Under the terms of this agreement, ______ will serve as the Fund’s transfer agent and dividend disbursing agent. In performing these functions, the Fund will compensate _____ an annual fee of $_______. The Transfer Agent’s address is _______________.

INVESTOR SUPPORT SERVICES

The Fund has agreed to retain TS Capital to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial Advisers that are representatives of broker-dealers and other financial intermediaries and communicating with the New York Stock Exchange (“NYSE”) specialist for the Fund’s common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis. In exchange for these services, the Fund will pay TS Capital a monthly fee equal to the annualized rate of 0.15% in year one, 0.15% in year two and 0.15% in year three of the month-end total Gross Invested Assets of the Fund for an initial period of three years, commencing at the end of the first calendar month following the Fund’s effectiveness with the SEC and its successful listing on the NYSE.

PRIVACY POLICY

The Fund and the Investment Adviser take the privacy of client and customer information very seriously. For more information, please see our privacy policy notice:

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, Crow Point Partners, LLC does not sell its customers’ non-public personal information to any third parties. Crow Point Partners, LLC uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Crow Point Partners, LLC affiliated company.

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Crow Point Partners, LLC may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails or other electronic communications; and

Crow Point Partners, LLC does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for Crow Point Partners, LLC to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•	Crow Point Partners, LLC will release any of the non-public information listed above about a customer if directed to do so by that customer or if Crow Point Partners, LLC is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•	In order to alert a customer to other financial products and services offered by an affiliate, Crow Point Partners, LLC may share information with an affiliate, including companies using the Crow Point Partners, LLC name. Such products and services may include, for example, other investment products offered by a Crow Point Partners, LLC company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (855) 679-9166. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, Crow Point Partners, LLC will notify customers of Crow Point Partners, LLC’s Privacy Policy annually. Crow Point Partners, LLC reserves the right to modify this policy at any time, but in the event that there is a change, Crow Point Partners, LLC will promptly inform its customers of that change.

LEGAL MATTERS

Certain legal matters in connection with the Fund’s common shares will be passed upon for the Fund by James B. Craver & Associates, P.C..

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each

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instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

Inquiries concerning the Fund and its shares should be directed to the Transfer Agent at ________.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

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Common Shares
$20.00 Per Share

PROSPECTUS

[LIST OF UNDERWRITERS TO BE PROVIDED BY AMENDMENT]

Until (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION, DATED                              , 2015

CROW POINT GLOBAL DIVIDEND PLUS FUND

STATEMENT OF ADDITIONAL INFORMATION

The Crow Point Global Dividend Plus Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated __________. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling ___________. The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or inspected on the Commission's website at http://www.sec.gov. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated , 2015.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

THE FUND

The Crow Point Global Dividend Plus Fund was formed as a Delaware statutory trust on __________, and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. The Fund's common shares of beneficial interest, par value $0.001 per share, are expected to be listed on the New York Stock Exchange ("NYSE") under the symbol "___," subject to notice of issuance.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain fundamental investment policies and restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities. Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the affirmative vote of the lesser of: (a) more than 50% of its outstanding shares; or (b) 67% or more of the voting securities present at a shareholders' meeting (provided that more than 50% of its outstanding shares are represented at the meeting in person or by proxy). If a fundamental policy and restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages will not be considered a violation of any of these fundamental policies and restrictions if these increases or decreases in percentages result solely from increases or decreases in the total amount of the Fund's assets or changes in the values of portfolio investments.

The following are fundamental policies that may be changed only with shareholder vote:

(1) The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(2) The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3) The Fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4) The Fund may make loans, only as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5) The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The Fund interprets each of these fundamental investment policies and restrictions under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC's and its staff's interpretations of the Investment Company Act.

NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The rest of the Fund's investment policies, including its investment objectives described under "Investment Objectives" in the prospectus and the Fund's policy of investing, under normal market conditions, a substantial portion of its assets in long and short positions in common and preferred stocks of companies in the MSCI All Country World Index (the "Index"), and its policies with respect to the use of leverage, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules. The Fund interprets each non-fundamental investment policy and restriction under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC's and its staff's interpretations of the Investment Company Act.

ADDITIONAL RISK FACTORS

PORTFOLIO TURNOVER

The Fund may dispose of securities without regard to the length of time they have been held when such actions, for defensive reasons or otherwise, appear advisable to the Investment Adviser. Although it is not possible to predict turnover rates with any certainty, it is presently anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, will be less than 80%, but that may vary greatly from year to year. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate bears certain tax consequences and results in greater transaction costs, which are borne directly by the Fund or indirectly by its common shareholders.

MANAGEMENT OF THE FUND

Board of Trustees

The Fund is governed by its Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund's investment program, its management and operations, and the Investment Adviser on behalf of the Fund and its shareholders. The Board of Trustees has approved the Fund's investment program as described in this prospectus.

At least a majority of the Trustees are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act (referred to as the "Independent Trustees"). Each investor, by purchasing common shares in the Fund, will become a shareholder of the Fund and will be deemed to have voted for the election of each initial Trustee. Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act requires the election of trustees by shareholders.

Trustees and Officers

The tables below show, for each Trustee and executive officer of the Fund, his or her name, address and age, the position held with the Fund, the length of time served as Trustee or officer of the Fund, the Trustee's or officer's principal occupations during the last five years, the number of portfolios in the Crow Point Partners fund complex overseen by the Trustee or for which a person served as an officer, and other directorships or trusteeships held by such Trustee.

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Information Regarding Independent Trustees

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships/Trusteeships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Jack Keniley 25 Recreation Park Dr. #110, Hingham, MA 02043 (born)	Independent Trustee	Since 2015	Founder and managing partner of Strafford Ventures, a management consulting firm focused on venture backed and start-up companies. Mr. Keniley has over 20 years’ experience working with entrepreneurs, investors, Boards of Directors and corporate stakeholders across a wide range of industries. Prior to Strafford Ventures, Mr. Keniley was the Associate Director (and a partner) in the Food, Nutrition & Health Practice at Arthur D. Little, Cambridge, Massachusetts. Mr. Keniley started his career at the Board of Governors of the Federal Reserve System where he was part of a team that built the first econometric model of the world economy. He started as research assistant in the Quantitative Studies Section in the International Finance Division and rose to a Assistant Economist in charge of the Japan Desk. Mr. Keniley also taught the MBA level course sequence for “Entrepreneurship and New Venture Initiation” at the Wharton School of Business at the University of Pennsylvania.	1
Paul Carlson 25 Recreation Park Dr. #110, Hingham, MA 02043 (born )	Independent Trustee	Since 2015	Retired. Mr. Carlson earned a BA in Accounting at Lehigh University, an MBA the Columbia Graduate School of Business and the Chartered Financial Analyst designation from the CFA Institute. He has been an investment analyst, portfolio manager and research director with a number of Boston-based mutual fund management companies. He has also taught investment theory and practice in many of the formerly communist countries of Eastern Europe and Central Asia. Mr. Carlson is a member of many non-profit boards	1
Todd DeSisto 25 Recreation Park Dr. #110, Hingham, MA 02043 (born )	Independent Trustee	Since 2015	President and CEO of Axeda Corporation since March 2013. Mr. DeSisto earned a B.A. from Brown University and an MBA from the Harvard Business School.		1
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Information Regarding Officers

Name, Address and Age	Position with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Peter J. DeCaprio 25 Recreation Park Drive, Suite 110	President and Principal Executive Officer	Since 2015	Member, Crow Point Partners, LLC.

Hingham, MA 02043 (born September 1961)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**
Jack Keniley (Independent Trustee) 25 Recreation Park Dr. Suite 110 Hingham, MA 02043 (born July 1961)	None	None
Paul Carlson (Independent Trustee) 25 Recreation Park Dr. Suite 110 Hingham, MA 02043 (born )	None	None
Todd W. DeSisto (Independent Trustee) 25 Recreation Park Dr. Suite 110 Hingham, MA 02043 (born)	None	None
Peter J. DeCaprio* 25 Recreation Park Dr. Suite 110 Hingham, MA 02043 (born September 1961)	None	None

* Trustee considered to be an Interested Person within the meaning of the Investment Company Act, through his or her position or affiliation with the Investment Adviser.

** As of January 30, 2015 (the Fund had not yet commenced operations as of this date).

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Compensation of Trustees

The following table shows information regarding the compensation expected to be received by Independent Trustees, and from all registered investment companies for which the Investment Adviser serves as an investment adviser for the calendar year ending December 31, 2015. No compensation is paid by the Fund to Trustees that are interested persons of the Investment Adviser (as determined under the Investment Company Act). In all cases, no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Independent Trustee	Total Compensation From Fund and Fund Complex Paid to Trustees
Jack Keniley*	$12,500
Todd W. DeSisto*	$12,000
Paul W. Carlson*	$12,500

* No compensation has been or is expected to be paid to the independent trustees during the current fiscal year. Thereafter, independent trustees initially will receive an annual fee of $12,500 and a fee of $250 per committee meeting attended. The Chairman of the audit committee receives an additional $2,000 per year, and the Chairman of the nominating committee receives an additional $1,000 per year.

Organization of the Board

The Chairman of the Board of Trustees is Peter J. DeCaprio, a member of management of the Adviser responsible for the Fund. While Mr. DeCaprio is not an Independent Trustee, three-quarters of the Board members are Independent Trustees. The Board of Trustees does not currently have a lead independent Trustee. The standing committees of the Board are described below.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to both have a "majority independent" Board and have a senior representative of the Adviser preside at Board meetings, supervise the Board agenda and oversee the business of the Fund between meetings. The Trustees believe that Mr. DeCaprio's serving as Chair allows the Board to best leverage his familiarity with the day-to-day operations of the Fund and his leadership role within the Adviser, with no undue limitation on the role of the Independent Trustees in proposing matters for discussion or guiding Board-level deliberations. The overall size of the Board assures significant participation by every Board member, so that no separate role for a "lead" Independent Trustee has been deemed necessary. It is also the judgment of the Trustees that aspects of the Board's business and that certain types of responsibilities are especially appropriate to be handled by committees of the Board that are comprised solely of the Independent Trustees, namely the Nominating and Audit Committee.

In reaching these judgments, the Trustees considered the Board's working experience and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the nature of underlying investment programs, and the relationship between the Fund and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

The Fund has a staggered Board, whereby one class of Trustees is elected each year.

Board Oversight of Risk Management

While the Board generally will consider day-to-day risk oversight a function of the Fund's officers and personnel of the Adviser, the Board will carefully consider risk management matters and request and receive reports on a variety of matters relevant to that function. By way of example:

• The Board will receive regular written reports on position size for the Fund, its investment size, correlation and liquidity profiles, and other commonly considered portfolio risk factors.

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• The Board will regularly meet with the Fund's Chief Compliance Officer to discuss specific risk management protocols overseen by the compliance department, such as compliance with various ongoing investment restrictions.

• The Board will regularly meet with senior management of the Adviser to discuss operational and business risks presented by dealings with the Adviser, such as reliance on key personnel and the Adviser's ownership structure, affiliate relationships and financial position.

• The Board will regularly consider questions relating to the valuation of the Fund.

• The Board will review certain operational risks presented by dealings with such service providers as the custodian and administrator.

• The Audit Committee will regularly meet with the Fund's officers and the Fund's independent public accounting firm to discuss matters of risk management relating to financial and accounting controls and to discuss financial reporting, tax, and other matters.

The Board does not maintain a specific committee devoted to risk management responsibilities, in part because the Board believes that its small size does not require streamlining of this function by committee. The Board also does not maintain any specific Board reporting protocols for the Adviser's risk management personnel and has not specified that risk management or reporting should be centralized in any one person or separate body.

Trustee Qualifications

Mr. DeCaprio: Peter DeCaprio holds a BA degree in Political Science from Tufts University, and a Master of Business Administration degree from Duke University’s Fuqua School of Business. Mr. DeCaprio is a principal and Chief Executive Officer of Crow Point Partners, LLC, the firm he co-founded in 2006. Crow Point Partners focuses on income-producing equities among other strategies. The emphasis is on high-quality stocks with high dividend or distribution yield and strong dividend growth offering the opportunity for capital appreciation, current income, and growth of income. The firm has managed portfolios for major institutions and individuals since 2006 and its principals have had similar roles and responsibilities at other major investment firms since 1994.

Mr. Keniley: Jack Keniley has been a consultant and investor for nearly 30 years. As founder of Stafford Ventures, he has completed many engagements including: operations management, sales management, strategy, finance/fundraising, licensing and mergers & acquisitions. Mr. Keniley previously served as partner and associate director of Arthur D. Little, a management consulting firm based in Boston. Mr. Keniley started his career at the Board of Governors of the Federal Reserve System where he was part of a team that built the first econometric model of the world economy. He started as research assistant in the Quantitative Studies Section in the International Finance Division and rose to a Assistant Economist in charge of the Japan Desk. He holds a Bachelor of Arts in Economics from the George Washington University, and an MBA from the Wharton School of the University of Pennsylvania.

Mr. DeSisto: Todd DeSisto has a vast amount of general management experience. He has held various senior level executive positions in his career including his current role as President and CEO of Axeda, a software services company that was recently acquired for $170.0 million.

Mr. Carlson: Paul Carlson is an experienced executive in the financial services industry. Mr. Carlson, who has earned the CFA designation, has been an investment analyst, portfolio manager and research director with many Boston-based mutual fund management companies. He has also taught investment theory and practice in many of the formerly communist countries of Eastern Europe and Central Asia.

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as the exercise of professional care and business judgment, working cohesively with others while still advocating competing viewpoints, critical analysis, and the like. All Trustees also are expected to meet the necessary time

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commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board's overall composition and considers each Trustee's individual professional experience and service on other boards of Trustees, as well as his or her current and prior roles (such as committee service) on the Board. With respect to the qualifications and contributions of particular Trustees, the Board has considered the following.

Each Independent Trustee also was nominated based in part on his status as a person who is not an "interested person" of the Fund as defined in the Investment Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is an expert in a particular subject.

Prior to the offering, the Investment Adviser will purchase Shares from the Fund in an amount sufficient to satisfy the Fund's net worth requirements under Section 14(a) of the Investment Company Act. At that time, the Investment Adviser will own 100% of the outstanding Shares. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Shares. Some personnel of the Fund, including some of its Trustees and officers, retain controlling ownership positions in the Investment Adviser. Peter J. DeCaprio owns __% of the membership interests of the Adviser and controls __% of voting shares. The remaining membership interests of the Adviser are owned by employees and officers of the Adviser. The address of the Investment Adviser is 25 Recreation Park Drive, Suite 110, Hingham, MA 02043.

The standing committees of the Fund's Board of Trustees include:

Committee Name	Function of the Committee	Members of Committee
Audit Committee	Reviews the contract between the Fund and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is directly responsible for supervising that firm's compensation and performance), oversees the Fund's accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Fund, the Adviser, and, in certain cases, other affiliates of the Fund.	Jack Keniley (Chairman) Paul Carlson Todd DeSisto
Nominating Committee	Nominates new Independent Trustees of the Fund (the Nominating Committee does not consider shareholder recommendations). Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation.	Jack Keniley (Chairman) Paul Carlson Todd DeSisto

The Investment Adviser

The Investment Adviser is Crow Point Partners, LLC. The Investment Adviser, a limited liability company organized under the laws of the State of Delaware, serves as investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940. The Investment Adviser currently provides investment advice to separately managed accounts at various wire houses and to institutions directly. The

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Investment Adviser also serves as the sub-adviser of several registered investment funds and pooled trusts. The Investment Adviser has a total of approximately $1.2 billion in assets under management, as of January 30, 2014. Crow Point Investment Management, LLC is an affiliated investment adviser that currently has approximately $1.9 billion in assets under management

The Investment Adviser's standard mailing address and the address of its principal office, including its office for service for process and for purposes of overnight mail, is 25 Recreation Park Dr., Suite 110, Hingham, MA 02043.

The Investment Adviser provides investment Advisory services to the Fund, under the supervision of the Board of Trustees, pursuant to an investment Advisory agreement, dated ________, 2015 (the "Advisory Agreement"). The Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval. The Board expects to first consider the renewal of the Advisory Agreement in _______________. The Board of Trustees or the Fund's shareholders may terminate the Advisory Agreement on 60 days' prior notice to the Investment Adviser. Under the terms of the Advisory Agreement, the Investment Adviser, under the supervision of the Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities. In consideration of the Advisory services provided by the Investment Adviser to the Fund, the Fund shall pay to the Investment Adviser at the end of each calendar month a management fee at the annual rate of 1.00% of the Fund's Average Weekly Managed Assets. (the "Management Fee"). The Management Fee is an expense paid out of the Fund's assets. "Average Weekly Managed Assets" with respect to a particular month means the average of the values of each weekly calculation of the Managed Assets of the Fund that takes place as of any date during that month. "Total Assets" means all assets (including proceeds of leverage) before subtracting accrued liabilities. "Managed Assets" means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objective and policies.

Advisory Agreement

The Advisory Agreement provides that the Investment Adviser is responsible, subject to the supervision of the Board of Trustees, for implementing the investment strategy of the Fund. The Advisory Agreement is terminable without penalty on 60 days' prior written notice by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by the Investment Adviser upon 60 days' prior written notice. The Advisory Agreement, effective commencing _________, 2015 for an initial two-year term, may be continued in effect if the continuance is approved annually by a majority of the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval. The Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules under that Act.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Adviser and any partner, director, officer or employee of the Investment Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Investment Adviser, or any partner, director, officer or employee of the Investment Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long

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as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Portfolio Managers

The following Section discusses the accounts managed by the Fund's portfolio managers, the structure and method of their compensation, and their ownership of the Fund's securities. This information is current as of February 1, 2015.

Other Accounts Managed by Portfolio Managers. The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. Information is shown as of February 1, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Tim O’Brien	4	980,389,000	0
Amit Chandra	2	48,000,000	1	20,000,000	3	38,200,000
Peter DeCaprio	2	48,000,000	1	20,000,000	3	38,200,000
Andrew Tuttle	2	48,000,000	1	20,000,000	3	38,200,000

The Investment Adviser manages one account that pays Advisory fees based on account performance.

Compensation of the Portfolio Managers. Portfolio managers are compensated by the Investment Adviser. Messers. DeCaprio, O’Brien, and Chandra are all principals of the Investment Adviser and are compensated through shareholder distributions that are based primarily on the profits and losses of the Investment Adviser. The shareholder distributions, which are based primarily on the Investment Adviser's net profit after taxes and expenses, are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund's investment strategies. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably. See "Conflicts of Interest."

Securities Ownership of Portfolio Managers. The Fund is a newly-organized closed-end management investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Fund.

CONFLICTS OF INTEREST

Conflicts of interest may arise because the Investment Adviser generally will be carrying on substantial investment activities for other clients, including with respect to investment funds or accounts having similar investment strategies as the Fund, and in which the Fund will have no interest. The Investment Adviser may have financial incentives to favor certain of such accounts over the Fund. Any of its proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund's. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for its

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other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund's position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund's Board of Trustees and officers have a fiduciary obligation to act in the Fund's best interest.

To the extent that the Fund or the Investment Adviser sources and structures private investments in issuers, certain employees of the Investment Adviser may become aware of actions planned by such issuers, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in such an issuer's securities if the Investment Adviser has material non-public information; however, it is the Investment Adviser's intention to ensure that any material non-public information available to certain of the Investment Adviser's employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Investment Adviser manages several other investment funds and accounts. Some of those funds and accounts have investment objectives that are similar to or overlap with those of the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objectives as the Fund's. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Investment Adviser seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will generally be allocated among the clients on a pro rata basis by the Investment Adviser in accordance with the clients' various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund's Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund's investment opportunities may be limited by investment opportunities in the kinds of securities in which it invests. To the extent a potential investment is appropriate for the Fund and one or more of the other investment funds or accounts managed by the Investment Adviser, the Investment Adviser will allocate that investment to the Fund, other funds and accounts, or all of them, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the Investment Company Act, the Fund and other investment funds or accounts managed by the Investment Adviser may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other clients' assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client's investment objectives. These allocation policies may result in the allocation of investment opportunities to a client other than the Fund.

The management fee payable to the Investment Adviser is based on the value of the Fund's Managed Assets. Some of the Fund's assets may be illiquid securities acquired in private transactions or otherwise may be securities for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, as well as the Fund's Board of Trustees, and the Fund’s administrator will participate in the valuation of the Fund's securities of this type.

James B. Craver & Associates, P.C., counsel to the Fund in this offering, also represents the Investment

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Adviser. James B. Craver & Associates, P.C., does not purport to represent the separate interests of the investors and has assumed no obligation to do so. Accordingly, the investors have not had the benefit of independent counsel in the structuring of the Fund or determination of the relative interests, rights and obligations of the Investment Adviser and the Fund's shareholders.

PORTFOLIO TRANSACTIONS

The Investment Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund, under the general supervision of the Board of Trustees. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Adviser normally deals directly with dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere or as described below. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

The Advisory Agreement between the Fund and the Investment Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. When allocating transactions to broker-dealers, the Investment Adviser is authorized to consider, in determining whether a particular broker-dealer will provide best execution, all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Investment Adviser need not pay the lowest spread or commission available if it determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Investment Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. Research services may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparisons of the performance of the Fund to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services. The Fund recognizes that no dollar value can be placed on such research services or on execution services, such research services may or may not be useful to the Fund or other accounts of the Investment Adviser, and that such research received by such other accounts may or may not be useful to the Fund.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the management fee payable to the Investment Adviser by the Fund. The Board of Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Investment Adviser in servicing all of its accounts; not all of such services may be used by the Investment Adviser in connection with the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or accounts.

Investment decisions for the Fund are made independently from those for other accounts advised or managed by the Investment Adviser. Such other accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the transaction may be averaged as to price and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to the Fund and such other accounts. In some

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instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. The Investment Adviser may aggregate, to the extent permitted by law, the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions.

The Board of Trustees will periodically review the Investment Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

DESCRIPTION OF SHARES

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Voting Rights. Trustees will be elected by holders of common shares voting together as a single class.

Other Shares

The Board (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of common shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

TAX ASPECTS

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and its common shareholders that should be considered by a prospective common shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the "IRS") or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The summary of the U.S. federal income tax treatment of the Fund and its common shareholders set out below is based upon the Code, judicial decisions, Treasury Regulations (proposed and final) (the "Regulations") and administrative rulings in existence as of the date of this statement of additional information, all of which are subject to change, possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund; nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies, financial institutions, tax-exempt organizations, dealers in securities, shareholders who invest in the Fund through an IRA, or common shareholders subject to the alternative minimum tax. This summary assumes that common shareholders hold their shares of the Fund as capital assets (generally, for investment). This summary does not discuss any aspects of U.S. estate or gift tax or state, local or non-U.S. tax law. Each prospective common shareholder should consult with his, her or its own tax adviser in order to fully understand the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.

For purposes of this summary, a "U.S. shareholder" is a beneficial owner of common shares that is, for U.S. federal income tax purposes:

• A citizen or individual resident of the United States;

• A corporation or other entity treated as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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• An estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• A trust, if (1) a court within the United States is able to exercise primary supervision over the trust's administration and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all of its substantial decisions, or (2) a valid election to be treated as a U.S. person is in effect under the relevant Regulations with respect to such trust.

A beneficial owner of common shares that is not a U.S. shareholder or a partnership is referred to herein as a "non-U.S. shareholder."

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds common shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships considering an investment in the common shares and partners in such partnerships should consult their tax advisers regarding the U.S. federal income tax consequences of acquiring, owning and disposing of the common shares.

Taxation of the Fund

Qualification as a RIC. The Fund intends to qualify for the special tax treatment accorded to RICs under the Code. As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to common shareholders. If the Fund retains any such income or gains, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute substantially all of such income and gains annually.

To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy the source-of-income, asset diversification, and distribution requirements described below.

First, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, net income derived from an interest in a "qualified" publicly traded partnership, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies. A publicly traded partnership is "qualified" if it is treated as a partnership for U.S. federal income tax purposes and less than 90% of its gross income consists of income described in the previous sentence. To the extent the Fund invests in entities or arrangements that are treated as partnerships or grantor trusts for U.S. federal income tax purposes and are not qualified publicly traded partnerships, the income derived from such investments may be treated in whole or in part as nonqualifying income for purposes of the gross income test described in this paragraph, depending on the underlying source of income to such entities or arrangements. If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this rule in order to meet the gross income test.

Second, the Fund must satisfy an asset diversification test. Under that test, at the close of each quarter of the Fund's taxable year:

• at least 50% of the value of the Fund's assets must generally consist of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and securities of other issuers if, as to each of those other issuers, the Fund has not invested more than 5% of the value of the Fund's Total Assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer; and

• no more than 25% of the value of the Fund's Total Assets may be invested in each of the securities (other than U.S. Government securities and securities of other RICs) of (i) any one issuer, (ii) two or more issuers which the Fund controls and which are engaged in the same or similar trades or

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businesses or related trades or businesses or (iii) qualified publicly traded partnerships. If the Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test was de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund's failure to satisfy the asset diversification test was due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund's failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund's ownership of assets the total value of which did not exceed the lesser of $10 million and 1% of the total value of the Fund's assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the rule described in (b) of this paragraph in order to meet the asset diversification test.

Third, the Fund must distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the taxable year. Distributions by the Fund made during the taxable year or, under specified circumstances, within a period up to twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of this requirement.

Failure to Qualify as a RIC. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation. In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Excise Tax. The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, on an October 31 year end, plus certain undistributed amounts from the previous years. While the Fund intends to distribute its income and capital gain net income in the manner necessary to avoid imposition of the 4% excise tax, it is possible that some excise tax will be incurred and, although not currently anticipated, there are circumstances in which the Fund may not have the necessary information, or may, for other reasons, elect not to make the distributions necessary to avoid this tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

U.S. Shareholders

Distributions. Distributions paid by the Fund from its ordinary income or from its excess of net short-term capital gains over net long-term capital losses (together referred to as "ordinary income dividends") are taxable to U.S. shareholders as ordinary income to the extent paid from the Fund's current or accumulated earnings and profits. Distributions made from the Fund's excess of net long-term capital gains over net short-term capital losses, or "net capital gain" ("capital gain dividends"), if properly reported by the Fund, are taxable to U.S. shareholders as long-term capital gains, regardless of the length of time the U.S. shareholder has owned common shares. Ordinary income and capital gain dividends are taxable to common shareholders even if they are reinvested in additional common shares of the Fund. Distributions in excess of the Fund's current and accumulated earnings and profits (which represent a return of capital, meaning a return to shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a common shareholder's common shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such common shareholder. The Fund will provide its common shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income (discussed below), and as ordinary income dividends.

A portion of the Fund's ordinary income dividends attributable to the dividends received from domestic corporations, and reported as such, may be eligible for the dividends received deduction allowed to corporations

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under the Code if certain requirements are met. In addition, ordinary income dividends that are properly reported by the Fund and are derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the common shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. There can be no assurance as to what portion, if any, of the Fund's distributions will be eligible for the dividends received deduction or will constitute qualified dividend income.

If the Fund pays a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by its common shareholders on December 31 of the year in which the dividend was declared.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates (currently at a maximum of 35%) on the amount retained. In such case, it may report the retained amount as undistributed capital gains in a notice to its common shareholders, who will be treated as if each received a distribution of its pro rata common share of such gain, with the result that each common shareholder will (i) be required to report its pro rata common share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata common share of tax paid by the Fund on the gain and (iii) increase the tax basis for its common shares by an amount equal to the deemed distribution less the tax credit.

If an investor buys common shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. Such dividends, although in effect a return of capital, will be treated as ordinary income or capital gain dividends to the extent described above. Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.

Sale or Other Disposition of Common Shares. Upon the sale or other disposition of common shares (including upon dissolution of the Fund), the common shareholder generally will realize a capital gain or loss in an amount equal to the difference between the amount realized and the common shareholder's adjusted tax basis in the common shares sold. Such gain or loss will be long-term or short-term, depending upon the common shareholder's holding period for the common shares. Generally, a common shareholder's gain or loss will be a long-term gain or loss if the common shares have been held for more than one year. However, any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss generally to the extent of any capital gain dividends received (or undistributed capital gains deemed received) by the common shareholder. For non-corporate U.S. shareholders (including individuals), long-term capital gains may be subject to preferential rates of taxation. The deductibility of capital losses is subject to limitations under the Code. A loss realized on a sale or exchange of common shares will be disallowed if any common shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the common shares are disposed of. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss.

Medicare Tax. Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their "net investment income," which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund's stock.

Non-U.S. shareholders

Distributions. Ordinary income dividends paid to non-U.S. shareholders generally will be subject to a 30% U.S. withholding tax (or possibly a lower rate provided by an applicable tax treaty) to the extent paid from the Fund's

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current or accumulated earnings and profits unless the dividends are effectively connected with the non-U.S. shareholder's U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder's permanent establishment (as described below). However, for taxable years of a RIC beginning before January 1, 2014 (and, if extended as has happened in the past, for taxable years covered by such extension), certain "interest-related dividends" and "short-term capital gain dividends" paid by the Fund to a non-U.S. shareholder and reported by the Fund as such are eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign common shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund's net short-term capital gains over net long-term capital losses. Both "interest-related dividends" and "short-term capital gain dividends" must be reported as such by a written statement furnished to common shareholders. There can be no assurance as to whether this provision will be extended or, even if extended, what portion of the Fund's distributions would qualify for favorable treatment as interest related dividends or short-term capital gain dividends. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Sale or Other Disposition of Common shares. A non-U.S. shareholder will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or other disposition of common shares of the Fund (including upon dissolution of the Fund), except in the case of (i) an individual non-U.S. shareholder that is present in the United States for 183 days or more in the taxable year of such distribution, sale or other disposition and for which certain other conditions are met or (ii) a non-U.S. shareholder for which such gains are effectively connected with the non-U.S. shareholder's U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder's permanent establishment (as described below).

Effectively Connected Income. If income from the Fund is effectively connected with a non-U.S. shareholder's U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder's U.S. permanent establishment, then ordinary income dividends, capital gain dividends, undistributed capital gains, and any gains realized from the sale or other disposition of common shares generally will be subject to U.S. federal income tax in substantially the same manner as if received by a U.S. shareholder. Corporate non-U.S. shareholders may also be subject to an additional branch profits tax.

FATCA. Under U.S. legislation enacted in 2010 and existing guidance thereunder, commonly known as the "Foreign Account Tax Compliance Act" or "FATCA," a 30% withholding tax on dividends paid by the Fund, and, on or after January 1, 2017, on certain capital gains distributions and gross proceeds from the sale or other disposition of shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Fund will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

Backup Withholding

Under certain provisions of the Code, some common shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, common shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund, who fail to establish an exemption from backup withholding or who, to the Fund's knowledge, have furnished an incorrect number. Backup withholding is not an additional tax. Any

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amounts withheld under the backup withholding rules for payments made to a common shareholder may be refunded or credited against such common shareholder's U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Tax Treatment of Investments

Hedging and Derivative Transactions. The transactions of the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized (for example, by converting lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income and converting an ordinary loss or deduction into capital loss (the deductibility of which is more limited)), (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs), (d) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (e) adversely alter the characterization of certain complex financial transactions, and (f) produce income that will not be "qualified" income for purposes of the 90% annual gross income requirement described above. Operation of these rules could, therefore, affect the character, amount and timing of distributions to common shareholders. Special tax rules also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. If the Fund engages in transactions affected by these provisions, it intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to mitigate, to the extent reasonably feasible, the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

The Fund's gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by the Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security's holding period. Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

Generally, the hedging transactions undertaken by the Fund (including, for example, the ownership of stocks and the sale of options) may result in "straddles" for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, distributions attributable to dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to qualified dividend income. The tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by the Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that the Fund writes on its portfolio securities are "qualified covered call options," the holding of the call options and the underlying securities will generally not be treated as a "straddle" subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a "qualified covered call option" is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to

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expiration, is not "deep-in-the-money" (within the meaning of Section 1092 of the Code), is not granted by an options dealer (within the meaning of Section 1256(g)(8) of the Code) in connection with the option dealer's activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If the Fund owns stock and writes a qualified covered call option that is in-the-money (but not "deep-in-the-money"), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to qualified dividend income.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

The Fund may invest in securities or derivative transactions the U.S. federal income tax treatment of which is uncertain. The timing or character of income received by the Fund may be affected to the extent that the U.S. federal income tax treatment of such securities or transactions differs from the treatment anticipated by the Fund. In such case, the Fund may be required to purchase or sell securities or otherwise change its portfolio in order maintain its qualification as a RIC.

Other Investments. The Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund may receive no actual current interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Fund's investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities, and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Section 1256 Contracts. The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. In general, subject to certain exceptions, a Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Currency Transactions. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Fund's investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition

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of the stock, subject to certain exceptions specified in the Code. Gains and losses of the Fund on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or loss.

Royalty trusts. Depending on the U.S. tax classification of the royalty trusts in which the Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce "qualified" income for purposes of determining the Fund's compliance with the tax rules applicable to RICs. Additionally, the Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. The Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a regulated investment company. Alternatively, if a non-U.S. royalty trust is a "passive foreign investment company," or "PFIC" for U.S. federal income tax purposes, the Fund will be subject to the PFIC rules described below with respect to such investment.

Passive Foreign Investment Companies. Investments by the Fund in stock of certain foreign corporations which generate mostly passive income, or at least half the assets of which generate such income (referred to as "PFICs"), are subject to special tax rules designed to prevent deferral of U.S. federal income taxation of the Fund's share of the PFIC's earnings. The Fund may be subject to U. S. federal income tax and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election to be treated as a qualified electing fund (a "QEF election") with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, a QEF election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs because it expects to publish its net asset value at least annually. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized unreversed "mark-to-market" gains. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but, in any particular year, the Fund might be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions it received from PFICs.

Foreign Taxes

Dividends, interest and other amounts received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain foreign countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's Total Assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign income taxes paid by the Fund as respectively earned and paid by the shareholders. For any year that the Fund makes such an election, each shareholder will be required to include in its income its allocable share of such foreign taxes paid by the Fund, and will be entitled, subject to certain limitations and conditions, to credit its share of such foreign taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any. The foreign tax credit limitation rules do not apply to certain electing individuals who have limited creditable foreign taxes and no foreign source income other than "qualified

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passive income." The rules governing the foreign tax credit are complex. Shareholders are urged to consult their tax advisers regarding the availability of the foreign tax credit under their particular circumstances.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISERS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

CODE OF ETHICS

The Fund's Board of Trustees approved a Code of Ethics under Rule 17j-1 under the Investment Company Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Code of Ethics may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics also may be available on the Edgar Database on the SEC's Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Investment Adviser pursuant to the Investment Adviser's proxy voting policies and procedures. Under these policies and procedures, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Investment Adviser's proxy voting policies and procedures is attached as Appendix A to this SAI.

After ______ 2015, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended ___________ will be available without charge, upon request, by calling _______________ toll-free, and on the SEC's website at http://www.sec.gov.

FISCAL YEAR

For accounting purposes, the Fund's fiscal year is the 12-month period ending on _________. For tax purposes, the Fund has adopted the 12-month period ending __________ of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected [__] as the independent public accountants of the Fund. [__’s] principal business address is located at [_________________].

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To be provided by amendment.

FINANCIAL STATEMENT

To be provided by amendment.

20

APPENDIX A:

PROXY VOTING POLICIES AND PROCEDURES OF THE FUND AND THE INVESTMENT ADVISER

PROXY ADMINISTRATION

LIMITATIONS

Crow Point will generally vote on all proxies it receives. However, Crow Point may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Crow Point will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed. Changes to the Proxy voting will be disclosed to the board of trustees during its annual 15C meeting.

DISCLOSURE

Crow Point discloses a summary of our proxy voting policy in our Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, Crow Point looks at each company independently. We apply our criteria as voting guidelines, and generally vote in accordance with _________ recommendations. However, we review each issue on the proxy ballet and vote on a case-by-case basis.

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Part C:

Other Information

Item 25. Financial Statements And Exhibits.

(1) Financial Statements:

As the Fund has no assets, financial statements are omitted from this Registration Statement.

(2) Exhibits:

(2)(a) Declaration of Trust. To be filed by amendment.

(2)(b) By-laws. To be filed by amendment.

(2)(c) Not Applicable.

(2)(d) Portions of the Declaration of Trust and By-laws of the Fund defining the rights of holders of common shares of the Fund. See Items 25(2)(a) and (b) above.

(2)(e) Form of Dividend Reinvestment Plan. To be filed by amendment.

(2)(f) Not Applicable.

(2)(g) Form of Investment Advisory Agreement. To be filed by amendment.

(2)(h) Form of Underwriting Agreement. To be filed by amendment.

(2)(i) Not Applicable.

(2)(j) Form of Custodian Agreement. To be filed by amendment.

(2)(k)(1) Form of Administrative Services Agreement. To be filed by amendment.

(2)(k)(2) Form of Transfer Agency Agreement. To be filed by amendment.

(2)(l) Opinion and Consent of Counsel. To be filed by amendment.

(2)(m) Not Applicable.

(2)(n) Consent of Auditors. To be filed by amendment.

(2)(o) Not Applicable.

(2)(p) Subscription Agreement for Initial Capital. To be filed by amendment.

(2)(q) Not Applicable.

(2)(r) Code of Ethics of the Fund and the Investment Adviser. To be filed by amendment.

Item 26. Marketing Arrangements.

To be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution.

All figures are estimates:

Registration fees	[$_____]
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Blue Sky fees and expenses	[$_____]

Accounting fees and expenses	[$_____]

Legal fees and expenses	[$_____]

Printing expenses	[$_____]

Offering expenses	[$_____]

Miscellaneous	[$_____]

Total	[$_____]

Item 28. Persons Controlled by or Under Common Control.

None.

Item 29. Number of Holders of Securities.

Title of Class:	Number of Record Holders, as of [date], 2015:
Common Share ($.001 par value)	[ __ ]

Item 30. Indemnification.

Declaration of Trust, By-laws, Advisory Agreement, and Underwriting Agreement provisions to be provided by amendment.

Item 31. Business and Other Connections of Investment Adviser.

To be provided by amendment.

Item 32. Location of Accounts and Records.

Certain required books and records are maintained by the Fund or the Investment Adviser at 25 Recreation Park Drive, Suite 110, Hingham, MA 02043. The other accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules promulgated thereunder, are kept by the Fund or its custodian, transfer agent or administrator.

Item 33. Management Services.

Not Applicable.

Item 34. Undertakings

1. The Fund undertakes to suspend the offering of common shares until the Prospectus is amended, if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of this Registration Statement; or (2) its net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Fund undertakes that:

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(a)  for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A under the Securities Act and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Not applicable.

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Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in Hingham, Massachusetts on February 13, 2015.

Crow Point Global Dividend Plus Fund

By:	/s/ Peter J. DeCaprio
	Name:	Peter J. DeCaprio
	Title:	President of the Fund

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Peter J. DeCaprio	President (Principal Executive Officer) and Sole Trustee	February 13, 2015
/s/	Treasurer (Principal Financial and Accounting Officer)	February 13, 2015